Putnam
Strategic
Income
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-00

[SCALE LOGO OMITTED]

From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[COPYRIGHT]  Karsh, Ottawa

Dear Shareholder:

The markets continued to provide their share of challenges and opportunities as your fund closed its books on fiscal year 2000. In the following report, the fund's managers discuss performance for the period and prospects for the months ahead.

This is the last letter to you and the other shareholders of Putnam Strategic Income Fund that I will be signing. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside. In June, John Hill will become Chairman. John is currently an independent Trustee and has served on the board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands.

I will become Chairman Emeritus, remain a Putnam shareholder, and stay in close touch with the funds. It has been my privilege to serve you.

Respectfully yours,

/S/ GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 17, 2000


Report from the Fund Managers

James Prusko and
the Core Fixed
Income Team

With few exceptions during the year ended March 31, 2000, the world's bond markets provided disappointing results. In the United States, inflation fears were omnipresent, prompting the Federal Reserve Board to raise interest rates on five separate occasions. Y2K-related fears hindered the performance of corporate issues in the months leading up to the new century, and a rising U.S. dollar hurt U.S. investor's fixed-income holdings overseas.

There were a few bright spots, however, including bonds from emerging-markets countries and in recent months long-term U.S. Treasuries. Putnam Strategic Income Fund benefited during the year from its ability to invest in many different types of bonds, shifting assets from poor-performing sectors to those whose fortunes were elevated in an often unpredictable market investment environment. The fund's return for class A shares at net asset value, although slight, exceeds the return of all three of its unmanaged benchmarks. For more performance information, please see the tables that begin on page 6.

Total return for 12 months ended 3/31/00

       Class A         Class B           Class C           Class M
    NAV      POP    NAV     CDSC       NAV    CDSC       NAV      POP
------------------------------------------------------------------------
2.07%   -2.77%     1.30%   -3.36%     1.29%   0.35%     1.82%   -1.54%
------------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* U.S. TREASURIES REBOUND IN 2000; MORTGAGES ADD VALUE

For most of the period covered by this report, U.S. Treasury bonds performed relatively poorly, hurt by the Fed's restrictive monetary policy and a growing fear of inflation. The U.S. economy continued its expansion into a record tenth consecutive year, growing at a torrid 7.3% annualized rate in the fourth quarter of 1999. For several years, a concurrent surge in worker productivity kept inflation at bay. But the economy now appears to be showing the strain of its rapid advancement. In March, the consumer price index -- outside of energy and food -- rose at the fastest pace in more than five years as costs increased for clothing, medical care, and travel.

[GRAPHIC OMITTED: bar chart SECTOR WEIGHTINGS]

SECTOR WEIGHTINGS*

High-yield bonds                                   47.2%
Foreign bonds                                      23.1%
U.S. government and agency obligations and CMO's   18.1%

Footnote reads:
*Based on net assets as of 3/31/00. Holdings will vary over time.

Two factors intervened in recent months to offset the negative rate environment and boost the performance of Treasury bonds. First, increased volatility in the stock market prompted investors to seek the safety of AAA-rated Treasuries. Second, the Treasury Department announced plans to pay off roughly $17 billion in public debt and suggested bigger debt repayments would follow. The anticipated reduction in the supply of Treasury bonds promises to tip the supply/demand balance in favor of investors who own existing issues, and the sector rallied sharply as a result.

Compared with Treasury bonds, the fund's mortgage-backed securities provided more stable performance during the year. Mortgage-backed securities are somewhat insulated from a rising interest-rate environment because they offer premium yields to compensate for the risk of prepayment. When rates are declining, homeowners often refinance their mortgages, returning principal to mortgage investors who must reinvest at lower prevailing rates. However, when rates rise, as they have all year, the incidence of prepayment drops dramatically, and mortgage-related bonds tend to be relatively stable as long as investors are earning a premium yield. For the year ended March 31, 2000, the Lehman Brothers GNMA Index returned 2.24%.

* EMERGING MARKETS RALLY; DEVELOPED MARKETS HURT BY RISING U.S. DOLLAR

As the period progressed, we gradually increased the fund's allocation to emerging-markets debt to approximately 16% of net assets from roughly 5% at the start of the year. In our estimation, the valuations and yields in this sector are very attractive. For the period, emerging-markets bonds have been the best- performing fixed-income asset class in the world due in large part to the recoveries underway in many world economies and a willingness on the part of investors to participate in these markets after the so-called Asian Flu of 1998. At the end of March, the fund had emerging-markets representation in Mexico, Brazil, Argentina, and Russia.


"Given the likelihood of further near-term volatility, a diversified approach to the fixed-income market should help even out the swings in any one sector."


-- James Prusko, manager, Putnam Strategic Income Fund

Outside the emerging markets, we added to the fund's high-yielding corporate bonds, particularly in Europe. At the moment, Europe is going through a corporate renaissance similar to the restructuring that took place in the United States in the early 1990s. Industries are becoming less regulated and corporations are increasingly focused on delivering shareholder value. Corporations that previously went to banks for financing are now gaining flexibility and saving money by going directly to the debt markets. Telecommunications is a particularly active sector. Recently deregulated, the industry is dominated by aggressive companies striving to carve out market share in this growing business, often through mergers and acquisitions.

Unfortunately, a rising U.S. dollar hindered the performance of our foreign holdings outside the emerging markets. In particular, an overweight position in euros hurt the fund as that fledgling currency continued to decline relative to the dollar. We remain committed to our euro position, however, because we believe the currency is significantly undervalued. With European economic recoveries gaining momentum, it stands to reason that the region's currency should also eventually strengthen.

* U.S. HIGH-YIELD SECTOR STRUGGLES

The U.S. high-yield market lagged other sectors of the world bond market for much of the year. Rising interest rates, equity market weakness, rising default rates in some areas, and Y2K-related fears prompted many investors to seek less-risky fixed-income investments. The Fed's tightening was especially troublesome for many of the companies that had recently issued debt, including newer businesses that are not as financially prepared to weather tough times.


TOP THREE HOLDINGS PER SECTOR

HIGH-YIELD BONDS

Nextel Communications, Inc.
sr. notes 9 3/8s, 2009

Midland Funding ll Corp.
deb. Ser. A, 11 3/4s, 2005

Doman Industries Ltd.
sr. notes 8 3/4s, 2004

FOREIGN BONDS

Brazil (Federal Republic of)
notes 14 1/2s, 2009

United Mexican States
bonds Ser. XW, 10 3/8s, 2009

Denmark (Kingdom of)
bonds 6s, 2009

U.S. GOVERNMENT AND AGENCY OBLIGATIONS

U.S. Treasury Bonds
6 1/8s, August 15, 2029

GNMA
pass-through certificates 8s, 12/15/22-11/15/27

GNMA
pass-through certificates 7s, 12/15/22-11/15/27

These holdings represent 13.5% of the fund's net assets as of 3/31/00. Portfolio holdings will vary over time.


Despite the pall that has fallen over the market, we continue to believe that the high-yield sector is laden with income and price appreciation opportunities. The solid fundamentals of the U.S. economy, America's corporate earnings strength, and sustained overseas demand for U.S. products continue to create a favorable backdrop for many high-yield debt issuers, particularly in the telecommunications and broadcasting/media industries where deregulation and consolidation also have helped drive performance potential. Nevertheless, we consolidated our high-yield position somewhat in light of the market's weakness, eliminating weaker positions and deploying the proceeds in other areas such as the emerging markets.

* FLEXIBILITY REMAINS A VIRTUE

Heading into the second quarter of calendar year 2000, we think the Fed is likely to raise rates at least once more to prevent an outbreak of inflation. As such, we expect to bolster our position in mortgage-backed securities, which tend to be less affected by rising rates. We also expect to maintain our weighting in the emerging markets, which continue to benefit from economic growth in the United States and Europe.

At some point this year, however, the Fed's monetary tightening is likely to weigh heavily on the U.S. economy. Slower growth will eventually lead to lower rates and hopefully better returns across the entire fixed-income market. As always, we will continue to take full advantage of the fund's ability to diversify across the fixed-income universe, focusing on what we believe are the most promising opportunities for income and price appreciation.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/00, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield corporate bonds reflect a greater possibility that adverse changes in the economy or their issuers may affect their ability to pay principal and interest on these bonds. Investments in non-U.S. securities may be subject to certain risks such as currency fluctuations, economic instability, and political developments. Although the U.S. government guarantees the timely payment of principal and interest on some of the underlying securities, the value of fund shares is not guaranteed and will fluctuate.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Strategic Income Fund is designed for investors seeking high current income consistent with capital preservation through U.S. government, high-yield, and international fixed income securities.

TOTAL RETURN FOR PERIODS ENDED 3/31/00

                        Class A           Class B          Class C           Class M
(inception dates)      (2/26/96)         (2/26/96)         (2/1/99)         (2/26/96)
                     NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
----------------------------------------------------------------------------------------
1 year              2.07%    2.77%    1.30%   -3.36%    1.29%    0.35%    1.82%   -1.54%
----------------------------------------------------------------------------------------
Life of fund       17.37    11.84    13.94    12.26    14.11    14.11    16.18    12.35
Annual average      3.99     2.77     3.24     2.87     3.28     3.28     3.73     2.89
----------------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/00

                              Salomon Bros.
                Lehman Bros.       Non-U.S.  First Boston       Consumer
                  Aggregate     World Govt.    High Yield          price
                 Bond Index     Bond Index          Index          index
-------------------------------------------------------------------------
1 year                1.87%          -1.40%          0.30%           3.69%
-------------------------------------------------------------------------
Life of fund         26.57           12.30          26.74           10.38
Annual average        5.94            2.88           5.97            2.45
-------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

[GRAPHIC OMITTED worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment since 2/26/96

               Fund's        Lehman Brothers   Consumer
          class A shares        Aggregate       price
              at POP           Bond Index       index

2/26/96        9,525            10,000         10,000
3/31/96        9,437             9,930         10,039
3/31/97       10,132            10,418         10,316
3/31/98       11,454            11,667         10,458
3/31/99       10,958            12,424         10,645
3/31/00      $11,184           $12,657        $11,038

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $11,394 ($11,226 with a contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $11,411 and no contingent deferred sales charge would apply; a $10,000 investment in the fund's class M shares would have been valued at $11,618 ($11,235 at public offering price).




PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 3/31/00

                                Class A           Class B           Class C           Class M
-------------------------------------------------------------------------------------------------
Distributions (number)             12                12                12                12
-------------------------------------------------------------------------------------------------
Income                         $0.643761         $0.590174         $0.589715         $0.625991
-------------------------------------------------------------------------------------------------
Return of capital 3             0.022800          0.020900          0.020800          0.022100
-------------------------------------------------------------------------------------------------
  Total                        $0.666561         $0.611074         $0.610515         $0.648091
-------------------------------------------------------------------------------------------------
Share value:                 NAV       POP          NAV               NAV         NAV       POP
-------------------------------------------------------------------------------------------------
3/31/99                     $7.64     $8.02        $7.65             $7.66       $7.64     $7.90
-------------------------------------------------------------------------------------------------
3/31/00                      7.12      7.48         7.13              7.14        7.12      7.36
-------------------------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------------------------
Current dividend rate 1      8.90%     8.48%        8.13%             8.12%       8.65%     8.37%
-------------------------------------------------------------------------------------------------
Current 30-day SEC yield 2   9.08      8.63         8.31              8.31        8.82      8.52
-------------------------------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.

3 See page 48.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Lehman Brothers Aggregate Bond Index* is an unmanaged list consisting of securities from Lehman Brothers Government/ Corporate Bond Index,
Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

Salomon Brothers Non-U.S. World Government Bond Index* is a market capitalization-weighted benchmark that tracks the performance of the government bond markets tracked by the Salomon Brothers World Government Bond Index, excluding the United States.

First Boston High Yield Index* is an unmanaged list of lower-rated, higher-yielding U.S. corporate bonds.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended March 31, 2000

To the Trustees and Shareholders of
Putnam Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Strategic Income Fund (the "fund") at March 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at March 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 10, 2000


The fund's portfolio
March 31, 2000


CORPORATE BONDS AND NOTES (47.2%) (a)
PRINCIPAL AMOUNT                                                                                                       VALUE

Advertising (0.1%)
----------------------------------------------------------------------------------------------------------------------------
$              160,000  Ackerly Group, Inc. sr. sub. notes Ser. B, 9s, 2009                                 $        150,400
               300,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                            305,250
               220,000  Lamar Media Corp. company guaranty 8 5/8s, 2007                                              210,100
                                                                                                            ----------------
                                                                                                                     665,750

Aerospace and Defense (0.5%)
----------------------------------------------------------------------------------------------------------------------------
               485,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                                368,600
               130,000  Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                        111,150
               190,000  Aviation Sales Co. company guaranty 8 1/8s, 2008                                              76,000
               370,000  BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                               318,200
               120,000  Burke Industries, Inc. company guaranty 10s, 2007                                             55,200
                90,000  Decrane Aircraft Holdings company guaranty
                          Ser. B, 12s, 2008                                                                           79,200
                                                                                                            ----------------
                                                                                                                   1,008,350

Agriculture (0.1%)
----------------------------------------------------------------------------------------------------------------------------
               293,389  Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (PIK)                                  266,984

Airlines (0.6%)
----------------------------------------------------------------------------------------------------------------------------
               880,000  Airbus Industries 144A 12.266s, 2020                                                         930,204
               120,000  Calair LLC company guaranty 8 1/8s, 2008                                                     103,650
               230,000  Canadian Airlines Corp. secd. notes 10s, 2005
                          (In default) (Canada) (NON)                                                                193,200
                                                                                                            ----------------
                                                                                                                   1,227,054

Apparel (0.2%)
----------------------------------------------------------------------------------------------------------------------------
               295,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                                297,213
                65,000  William Carter Holdings Co. sr. sub. notes Ser. A, 12s, 2008                                  59,475
               135,000  William Carter Holdings Co. sr. sub. notes Ser. A,
                          10 3/8s, 2006                                                                              113,400
                                                                                                            ----------------
                                                                                                                     470,088

Automotive Parts (1.1%)
----------------------------------------------------------------------------------------------------------------------------
               299,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                        297,505
               270,000  Dura Operating Corp. company guaranty Ser. B, 9s, 2009                                       240,300
               540,000  Federal Mogul Corp. notes 7 3/4s, 2006                                                       444,658
               130,000  Federal Mogul Corp. 144A notes 7 3/8s, 2006                                                  106,240
                60,000  Hayes Wheels International, Inc. company guaranty
                          Ser. B, 9 1/8s, 2007                                                                        57,750
               315,000  Lear Corp. sub. notes 9 1/2s, 2006                                                           312,638
               160,000  Navistar International Corp. sr. notes Ser. B, 8s, 2008                                      147,200
               525,000  Oxford Automotive, Inc. company guaranty
                          Ser. D, 10 1/8s, 2007                                                                      494,813
               130,000  Transportation Manufacturing Operations, Inc.
                          company guaranty 11 1/4s, 2009                                                             123,500
                                                                                                            ----------------
                                                                                                                   2,224,604

Banks (0.8%)
----------------------------------------------------------------------------------------------------------------------------
               330,000  Bangko Sentral NG Pilipinas bonds 8.6s, 2027 (Philippines)                                   262,350
               100,000  Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2008                                         89,000
               190,000  Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2005                                        180,500
               280,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                                 170,800
               325,000  Hanvit Bank 144A sub. notes 11 3/4s, 2010 (Korea)                                            325,000
                40,000  Riggs Capital Trust 144A bonds 8 5/8s, 2026                                                   33,390
               340,000  Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                              334,900
               200,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                               195,186
                                                                                                            ----------------
                                                                                                                   1,591,126

Basic Industrial Products (0.1%)
----------------------------------------------------------------------------------------------------------------------------
               170,000  Azurix Corp. 144A notes 10 3/8s, 2007                                                        170,000
                80,000  Paragon Corp. Holdings, Inc. company guaranty
                          Ser. B, 9 5/8s, 2008                                                                        26,400
                90,000  Roller Bearing Co. company guaranty Ser. B, 9 5/8s, 2007                                      82,350
                                                                                                            ----------------
                                                                                                                     278,750

Broadcasting (2.8%)
----------------------------------------------------------------------------------------------------------------------------
               460,000  Allbritton Communications Co. sr. sub. notes
                          Ser. B, 8 7/8s, 2008                                                                       414,000
               105,200  AMFM, Inc. deb. 12 5/8s, 2006 (PIK)                                                          118,876
                 2,861  Australis Media, Ltd. sr. disc. notes stepped-coupon zero % (15 3/4s 5/15/00), 2003 (In default)
                          (Australia) (NON) (STP) (PIK)                                                                    0
               450,000  Benedek Communications Corp. sr. disc. notes
                          stepped-coupon zero % (13 1/4s, 5/15/01), 2006 (STP)                                       405,000
               215,000  Capstar Broadcasting sr. disc. notes stepped-coupon
                          zero % (12 3/4s, 2/1/02), 2009 (STP)                                                       189,200
                82,200  Capstar Broadcasting sub. deb. 12s, 2009 (PIK)                                                92,681
               685,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                             685,000
                55,000  Central European Media Enterprises Ltd. sr. notes
                          9 3/8s, 2004 (Bermuda)                                                                      22,413
               520,000  Chancellor Media Corp. company guaranty 8s, 2008                                             514,739
                90,000  Citadel Broadcasting, Inc. sr. sub. notes 10 1/4s, 2007                                       89,775
               390,000  Citadel Broadcasting, Inc. company guaranty 9 1/4s, 2008                                     363,675
                80,000  Fox Family Worldwide, Inc. sr. disc. notes stepped-coupon
                          zero % (10 1/4s, 11/1/02), 2007 (STP)                                                       48,800
               250,000  Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                            217,500
               180,000  Fox/Liberty Networks LLC sr. notes 8 7/8s, 2007                                              180,000
               250,000  Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                       233,750
               240,000  Lenfest Communications, Inc. sr. sub. notes 8 1/4s, 2008                                     245,005
               210,000  Paxson Communications Corp. 144A sr. sub. notes
                          11 5/8s, 2002                                                                              216,300
               560,000  Pegasus Communications Corp. 144A sr. notes Ser. B,
                          9 3/4s, 2006                                                                               537,600
               130,000  Pegasus Media & Communications notes Ser. B,
                          12 1/2s, 2005                                                                              139,100
               424,000  PHI Holdings, Inc. sr. sub. notes 16s, 2001                                                  368,117
               125,000  Radio One, Inc. company guaranty stepped-coupon Ser. B,
                          7s, (12s, 5/15/00), 2004 (STP)                                                             130,000
               100,000  Spanish Broadcasting Systems sr. sub notes 9 5/8s, 2009                                       95,000
                60,000  TV Azteca Holdings S.A. de C.V. sr. notes 11s, 2002 (Mexico)                                  58,050
               390,000  TV Azteca Holdings S.A. de C.V. sr. notes 10 1/2s,
                          2007 (Mexico)                                                                              370,500
                                                                                                            ----------------
                                                                                                                   5,735,081

Building and Construction (0.5%)
----------------------------------------------------------------------------------------------------------------------------
               125,000  American Architectural Products Corp. company
                          guaranty 11 3/4s, 2007                                                                      31,250
                80,000  Atrium Companies, Inc. company guaranty Ser. B,
                          10 1/2s, 2009                                                                               75,600
               200,000  D.R. Horton, Inc. company guaranty 8s, 2009                                                  164,000
               170,000  GS Superhighway Holdings sr. notes 10 1/4s, 2007 (China)                                     119,841
               270,000  GS Superhighway Holdings sr. notes 9 7/8s, 2004 (China)                                      191,700
                70,000  Jackson Products, Inc. company guaranty Ser. B, 9 1/2s, 2005                                  64,050
               140,000  NCI Building Systems, Inc. sr. sub. notes Ser. B, 9 1/4s, 2009                               133,350
               180,000  Toll Corp. company guaranty 8 1/8s, 2009                                                     157,950
                                                                                                            ----------------
                                                                                                                     937,741

Building Products (0.1%)
----------------------------------------------------------------------------------------------------------------------------
               180,000  Building Materials Corp. company guaranty 8s, 2008                                           155,700

Business Equipment and Services (0.3%)
----------------------------------------------------------------------------------------------------------------------------
               600,000  Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                            534,000
                40,000  Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                                  35,200
               303,000  U.S. Office Products Co. company guaranty 9 3/4s, 2008                                        99,990
                                                                                                            ----------------
                                                                                                                     669,190

Cable Television (2.2%)
----------------------------------------------------------------------------------------------------------------------------
               370,000  21st Century Telecom Group, Inc. sr. disc. notes
                          stepped-coupon zero % (12 1/4s, 2/15/03), 2008 (STP)                                       259,000
               490,000  Acme Television sr. disc. notes stepped-coupon zero %
                          (10 7/8s, 9/30/00), 2004 (STP)                                                             448,350
               210,000  Adelphia Communications Corp. sr. notes Ser. B,
                          8 3/8s, 2008                                                                               186,900
               360,000  Adelphia Communications Corp. sr. notes 7 7/8s, 2009                                         306,000
               950,000  Charter Communications Holdings LLC 144A sr. notes
                          8 5/8s, 2009                                                                               836,000
               160,000  Charter Communications Holdings bank term loans
                          8.518s, 2008                                                                               159,600
               210,000  Classic Cable, Inc. 144A sr. sub. notes 10 1/2s, 2010                                        207,375
                70,000  CSC Holdings, Inc. deb. 7 7/8s, 2018                                                          67,368
               230,000  CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                                    227,976
               170,000  CSC Holdings, Inc. sr. notes 7 1/4s, 2008                                                    162,090
               340,000  Insight Midwest 144A sr. notes 9 3/4s, 2009                                                  338,300
               270,000  Lin Holdings Corp. sr. disc. notes stepped-coupon
                          zero % (10s, 3/1/2003), 2008 (STP)                                                         166,725
               200,000  NTL, Inc. sr. notes Ser. B, 10s, 2007 (United Kingdom)                                       195,000
               210,000  NTL, Inc. sr. notes, stepped-coupon Ser. B, zero %
                          (9 3/4s, 4/1/03), 2008 (United Kingdom) (STP)                                              133,350
                60,000  Rogers Cablesystems Ltd. sr. notes Ser. B, 10s,
                          2005 (Canada)                                                                               62,400
               150,000  Supercanal Holdings S.A. 144A sr. notes 11 1/2s, 2005
                          (In default) (Argentina) (NON)                                                              67,500
               200,000  TeleWest Communications PLC 144A 9 7/8s, 2010
                          (United Kingdom)                                                                           198,000
               160,000  TeleWest Communications PLC 144A sr. disc. notes
                          stepped-coupon zero %, 2009 (9 1/4, 4/15/04)
                          (United Kingdom) (STP)                                                                      90,400
                90,000  United Pan-Europe N.V. sr. notes, Ser. B, 10 7/8s, 2009
                          (Netherlands)                                                                               82,800
               130,000  United Pan-Europe N.V. 144A stepped-coupon zero %
                          (13 3/4s, 2/1/05), 2010 (Netherlands) (STP)                                                 63,700
               880,000  United Pan-Europe N.V. 144A sr. notes, Ser. B, stepped-coupon
                          zero % (12.5s, 8/1/04), 2009 (Netherlands) (STP)                                           440,000
                                                                                                            ----------------
                                                                                                                   4,698,834

Cellular Communications (2.2%)
----------------------------------------------------------------------------------------------------------------------------
               120,000  Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                          (13 1/2s, 10/1/04), 2009 (STP)                                                              66,600
               555,000  Celcaribe S.A. sr. notes 13.5s, 2004 (Colombia)                                              471,750
             1,025,000  CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                          zero % (14s, 10/1/02), 2007 (STP)                                                          123,000
               260,000  McCaw International Ltd sr. disc. notes stepped coupon
                          zero % (13s, 4/15/02), 2007 (STP)                                                          187,200
               950,000  Millicom International Cellular S.A. sr. disc. notes stepped-
                          coupon zero % (13 1/2s, 6/1/01), 2006 (Luxembourg) (STP)                                   807,500
               710,000  Nextel Communications, Inc. sr. disc. notes stepped-
                          coupon zero % (12 1/8s, 4/15/03), 2008 (STP)                                               440,200
               380,000  Nextel Communications, Inc. sr. notes 12s, 2008                                              412,300
             1,712,000  Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                         1,575,040
               810,000  US Unwired Inc. sr. disc. notes stepped-coupon zero %
                          (13 3/8s, 11/1/04), 2009 (STP)                                                             433,350
                                                                                                            ----------------
                                                                                                                   4,516,940

Chemicals (1.7%)
----------------------------------------------------------------------------------------------------------------------------
               120,000  Geo Specialty Chemicals, Inc. 144A sr. sub. notes
                          10 1/8s, 2008                                                                               97,200
               230,000  Georgia Gulf Corp. 144A sr. sub. notes 10 3/8s, 2007                                         231,725
               290,000  Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                              265,350
               710,000  Huntsman ICI Chemicals, Inc. company guaranty
                          10 1/8s, 2009                                                                              679,825
                80,000  Lyondell Petrochemical Co. sr. sub. notes 10 7/8s, 2009                                       75,000
               450,000  Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                                   428,625
               420,000  Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                        400,050
               250,000  PCI Chemicals & Pharmaceuticals company guaranty
                          9 1/4s, 2007 (Canada)                                                                      204,375
               446,000  Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007                                     371,295
               149,874  Polytama International notes 11 1/4s, 2007 (Indonesia)                                        22,481
               250,000  Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                                  212,500
               150,000  Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                          zero % (13 1/2s, 8/15/01), 2008 (STP)                                                       49,125
               130,000  Sterling Chemicals, Inc. company guaranty Ser. B,
                          12 3/8s, 2006                                                                              133,250
                40,000  Sterling Chemicals, Inc. sr. sub. notes 11 3/4s, 2006                                         34,000
                30,000  Sterling Chemicals, Inc. sr. sub. notes Ser. A, 11 1/4s, 2007                                 24,300
               245,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                                188,650
                                                                                                            ----------------
                                                                                                                   3,417,751

Computer Services and Software (0.8%)
----------------------------------------------------------------------------------------------------------------------------
                40,000  Concentric Network Corp. sr. notes 12 3/4s, 2007                                              43,100
               225,000  Cybernet Internet Services Intl., Inc. 144A sr. notes 14s, 2009                              175,500
               280,000  Exodus Communications, Inc. sr. notes 10 3/4s, 2009                                          275,800
                58,850  Interact Operating Co. notes 14s, 2003                                                        17,655
                80,000  PSINet, Inc. sr. notes 11 1/2s, 2008                                                          79,600
               250,000  PSINet, Inc. sr. notes 11s, 2009                                                             242,500
               200,000  Unisys Corp. sr. notes 11 3/4s, 2004                                                         215,500
               435,000  Unisys Corp. sr. notes 7 7/8s, 2008                                                          408,900
               120,000  Verio, Inc. sr. notes 11 1/4s, 2008                                                          118,800
                                                                                                            ----------------
                                                                                                                   1,577,355

Conglomerates (0.2%)
----------------------------------------------------------------------------------------------------------------------------
               300,000  Axia, Inc. company guaranty 10 3/4s, 2008                                                    231,000
               250,000  Cathay International Ltd. 144A sr. notes 13s, 2008 (China)                                   125,000
                                                                                                            ----------------
                                                                                                                     356,000

Consumer Durable Goods (0.6%)
----------------------------------------------------------------------------------------------------------------------------
               800,000  Albecca, Inc. company guaranty 10 3/4s, 2008                                                 632,000
                70,000  Iron Age Corp. company guaranty 9 7/8s, 2008                                                  49,700
               500,000  Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                                 422,500
                70,000  Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                        68,250
                                                                                                            ----------------
                                                                                                                   1,172,450

Consumer Services (0.2%)
----------------------------------------------------------------------------------------------------------------------------
               400,000  Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                               380,000

Cosmetics (0.2%)
----------------------------------------------------------------------------------------------------------------------------
                60,000  French Fragrances, Inc. company guaranty Ser. D,
                          10 3/8s, 2007                                                                               56,700
                40,000  French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                       38,200
               110,000  Revlon Consumer Products sr. notes 9s, 2006                                                   78,100
               350,000  Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                                         152,250
               150,000  Revlon Consumer Products sr. notes 8 1/8s, 2006                                              105,000
                                                                                                            ----------------
                                                                                                                     430,250

Electric Utilities (2.4%)
----------------------------------------------------------------------------------------------------------------------------
               235,000  AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                                     157,450
               100,000  Applied Power, Inc. sr. sub. notes 8 3/4s, 2009                                              102,500
               575,000  Calpine Corp. sr. notes 10 1/2s, 2006                                                        606,625
               100,000  Calpine Corp. sr. notes 9 1/4s, 2004                                                         100,000
               100,000  Calpine Corp. sr. notes 8 3/4s, 2007                                                          99,568
               530,000  CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                              487,600
               150,000  Metromedia Fiber Network, Inc. sr. notes 10s, 2009                                           141,750
               410,000  Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008                                   387,450
               750,000  Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                                          883,890
             1,125,000  Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                        1,219,883
               236,284  Northeast Utilities System notes Ser. A, 8.58s, 2006                                         237,217
                56,000  Northeast Utilities System notes Ser. B, 8.38s, 2005                                          55,794
               350,000  Panda Global Energy Co. company guaranty 12 1/2s,
                          2004 (China)                                                                               122,500
               380,000  York Power Funding 144A notes 12s, 2007 (Cayman Islands)                                     372,400
                                                                                                            ----------------
                                                                                                                   4,974,627

Electronics (0.4%)
----------------------------------------------------------------------------------------------------------------------------
                30,000  Celestica International Ltd. 144A sr. sub. notes 10 1/2s,
                          2006 (Canada)                                                                               30,900
                90,000  DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                                             89,550
               100,000  Flextronics International Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007                            94,000
                50,000  HCC Industries, Inc. company guaranty 10 3/4s, 2007                                           28,500
                90,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                                   90,675
                90,000  Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                        86,400
               430,000  Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                              365,500
                20,000  Viasystems, Inc. sr. sub notes 9 3/4s, 2007                                                   17,000
                                                                                                            ----------------
                                                                                                                     802,525

Entertainment (0.8%)
----------------------------------------------------------------------------------------------------------------------------
               340,000  ITT Corp. notes 6 3/4s, 2005                                                                 304,521
                50,000  News America Holdings, Inc. deb. 7 3/4s, 2045                                                 45,264
               500,000  Premier Parks, Inc. sr. notes 9 1/4s, 2006                                                   465,000
                85,000  Regal Cinemas, Inc. sr. sub. notes 9 1/2s, 2008                                               37,825
               170,000  SFX Entertainment, Inc. company guaranty 9 1/8s, 2008                                        168,300
               410,000  SFX Entertainment, Inc. 144A company guaranty Ser. B,
                          9 1/8s, 2008                                                                               410,000
               240,000  Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005                                             38,400
               275,000  Six Flags Corp. sr. notes 8 7/8s, 2006                                                       259,188
               630,000  United Artists Theatre sr. sub. notes, Ser. B, 9 3/4s, 2008                                   25,200
                                                                                                            ----------------
                                                                                                                   1,753,698

Environmental Control (0.8%)
----------------------------------------------------------------------------------------------------------------------------
               690,000  Allied Waste Industries, Inc. company guaranty Ser. B,
                          10s, 2009                                                                                  517,500
             1,110,000  Browning-Ferris Industries, Inc. deb. 7.4s, 2035                                             754,800
                90,000  Waste Management, Inc. company guaranty 6 1/2s, 2004                                          80,334
               410,000  WMX Technologies, Inc. notes 7.7s, 2002                                                      391,107
                                                                                                            ----------------
                                                                                                                   1,743,741

Financial Services (2.5%)
----------------------------------------------------------------------------------------------------------------------------
               310,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                                 185,225
               425,000  Advanta Corp. company guaranty Ser. B, 8.99s, 2026                                           263,500
               260,000  Advanta Corp. med-term notes Ser. D, 6.92s, 2002                                             241,023
               308,000  AMRESCO, Inc. sr. sub. notes Ser. 97-A, 10s, 2004                                            231,000
               110,000  AMRESCO, Inc. sr. sub. notes Ser. 98-A, 9 7/8s, 2005                                          82,500
               150,000  Cellco Finance Corp. NV sr. sub. notes 15s, 2005
                          (Netherlands)                                                                              163,500
               200,000  Colonial Capital II 144A company guaranty 8.92s, 2027                                        185,735
               210,000  Conseco Finance Trust III, Inc. bonds 8.796s, 2027                                           175,201
               185,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                                   16,650
               320,000  Contifinancial Corp. sr. notes 8 1/8s, 2008                                                   28,800
               310,000  Contifinancial Corp. sr. notes 7 1/2s, 2002                                                   27,900
               478,000  Fannie Mae notes, 6 5/8s, 2009                                                               459,702
               320,000  GS Escrow Corp. sr. notes 7 1/8s, 2005                                                       290,506
                80,000  Imperial Credit Capital Trust I 144A company
                          guaranty 10 1/4s, 2002                                                                      61,600
               400,000  Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                                      293,000
               200,000  Local Financial Corp. sr. notes 11s, 2004                                                    200,000
               525,000  Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008                                      372,750
               110,000  Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                          63,800
               175,000  Ocwen Federal Bank sub. deb. 12s, 2005                                                       164,500
               150,000  Ocwen Financial Corp. notes 11 7/8s, 2003                                                    137,625
               630,000  RBF Finance Co. company guaranty 11s, 2006                                                   650,475
               400,000  Residential Mortgages Corp. 144A mortgage backed
                          FRN Ser. M, 7.503s, 2038                                                                   637,000
               400,000  Resource America, Inc. 144A sr. notes 12s, 2004                                              312,000
                                                                                                            ----------------
                                                                                                                   5,243,992

Food and Beverages (0.9%)
----------------------------------------------------------------------------------------------------------------------------
               110,000  Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                        44,000
               600,000  Aurora Foods, Inc. 144A sr. sub. notes Ser. D, 9 7/8s, 2007                                  240,000
               470,000  Doane Products Co. 144A sr. sub. notes 9 3/4s, 2007
                          sr. sub. notes 9 3/4s, 2007                                                                432,400
               540,000  Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                                     405,000
               240,000  RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                         158,400
               450,000  Triarc Consumer Products, Inc. company guaranty
                          10 1/4s, 2009                                                                              434,250
               290,000  Vlasic Foods Intl., Inc. sr. sub. notes Ser. B, 10 1/4s, 2009                                185,600
                                                                                                            ----------------
                                                                                                                   1,899,650

Gaming (2.1%)
----------------------------------------------------------------------------------------------------------------------------
               250,000  Argosy Gaming Co. company guaranty 10 3/4s, 2009                                             255,000
               200,000  Autotote Corp. company guaranty Ser. B, 10 7/8s, 2004                                        197,500
               360,000  Boyd Gaming Corp. sr. sub. notes 9 1/2s, 2007                                                331,200
               280,000  Fitzgeralds Gaming Corp. company guaranty Ser. B, 12 1/4s,
                          2004 (In default) (NON)                                                                    156,800
                30,000  Hard Rock Hotel, Inc. sr. sub. notes Ser. B, 9 1/4s, 2005                                     25,200
               100,000  Harrahs Entertainment, Inc. company guaranty 7 1/2s, 2009                                     95,793
               600,000  Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                        609,000
               150,000  Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                                   147,750
               200,000  Horseshoe Gaming Holdings company guaranty 8 5/8s, 2009                                      182,000
               510,000  International Game Technology 144A sr. notes 7 7/8s, 2004                                    474,300
                70,000  Isle of Capri Black Hawk LLC 144A 1st mtge.
                          Ser. B, 13s, 2004                                                                           76,300
               110,000  Mohegan Tribal Gaming, Auth. sr. sub. notes 8 3/4s, 2009                                     103,125
               230,000  Mohegan Tribal Gaming, Auth. sr. notes 8 1/8s, 2006                                          213,325
               180,000  Park Place Entertainment sr. notes 8 1/2s, 2006                                              176,623
               470,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                           314,900
               720,000  Trump Castle Funding 144A sub. notes 10 1/4s, 2003                                           727,200
               125,000  Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005                                        68,750
               170,000  Venetian Casino, Inc. company guaranty 12 1/4s, 2004                                         158,100
                                                                                                            ----------------
                                                                                                                   4,312,866

Health Care (1.0%)
----------------------------------------------------------------------------------------------------------------------------
                80,000  Bio-Rad Labs Corp. 144A sr. sub. notes 11 5/8s, 2007                                          80,500
                70,000  Columbia/HCA Healthcare Corp. deb. 8.36s, 2024                                                63,175
                70,000  Columbia/HCA Healthcare Corp. med-term notes
                          7.69s, 2025                                                                                 56,088
               180,000  Columbia/HCA Healthcare Corp. notes 7s, 2007                                                 158,400
               330,000  Columbia/HCA Healthcare Corp. med-term notes
                          6.63s, 2045                                                                                311,982
               250,000  Extendicare Health Services, Inc. company guaranty
                          9.35s, 2007                                                                                135,000
               150,000  Hudson Respiratory Care, Inc. sr. sub. notes 9 1/8s, 2008                                    116,813
               250,000  Integrated Health Services, Inc. sr. sub. notes Ser. A,
                          9 1/4s, 2008 (In default) (NON)                                                              5,000
               480,000  Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                          9 1/2s, 2007 (In default) (NON)                                                              2,400
                80,000  Mariner Post-Acute Network, Inc. sr. sub. notes
                          stepped-coupon Ser. B, zero % (10 1/2s, 11/1/02),
                          2007 (In default) (NON) (STP)                                                                  400
               130,000  MedPartners, Inc. sr. sub. notes 6 7/8s, 2000                                                124,800
               630,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007                                                  25,200
               170,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                                76,500
               100,000  Quorum Health Group, Inc. sr. sub. notes 8 3/4s, 2005                                         92,000
             1,125,000  Sun Healthcare Group, Inc. sr. sub. notes Ser. B, 9 1/2s,
                          2007 (In default) (NON)                                                                     22,500
                30,000  Sun Healthcare Group, Inc. 144A sr. sub. notes 9 3/8s,
                          2008 (In default) (NON)                                                                        600
               210,000  Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                        191,100
                90,000  Tenet Healthcare Corp. sr. notes 8s, 2005                                                     84,825
               130,000  Tenet Healthcare Corp. sr. notes Ser. B, 7 5/8s, 2008                                        117,650
               310,000  Triad Hospitals Holdings company guaranty Ser. B,
                          11s, 2009                                                                                  308,450
                                                                                                            ----------------
                                                                                                                   1,973,383

Lodging (0.4%)
----------------------------------------------------------------------------------------------------------------------------
               150,000  Epic Resorts LLC company guaranty Ser. B, 13s, 2005                                          105,000
                40,000  HMH Properties, Inc. company guaranty Ser. B,
                          7 7/8s, 2008                                                                                33,400
                10,000  HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                             8,650
               300,000  Host Marriott Travel Plaza sr. notes Ser. B, 9 1/2s, 2005                                    297,000
               120,000  Prime Hospitality Corp. sub. notes 9 3/4s, 2007                                              114,300
                50,000  Starwood Hotels & Resorts notes 6 3/4s, 2003                                                  46,642
               120,000  Sun International Hotels Ltd. company guaranty 9s, 2007                                      108,000
               110,000  Sun International Hotels Ltd. sr. sub. notes 8 5/8s, 2007                                     96,800
                                                                                                            ----------------
                                                                                                                     809,792

Machinery (0.1%)
----------------------------------------------------------------------------------------------------------------------------
               400,000  Newcor, Inc. company guaranty Ser. B, 9 7/8s, 2008                                           140,000

Manufacturing (0.2%)
----------------------------------------------------------------------------------------------------------------------------
               350,000  Blount, Inc. company guaranty 13s, 2009                                                      362,250

Medical Supplies and Devices (0.4%)
----------------------------------------------------------------------------------------------------------------------------
               110,000  ALARIS Medical Systems, Inc. company guaranty
                          9 3/4s, 2006                                                                                91,575
               500,000  Dade International, Inc. sr. sub. notes Ser. B, 11 1/8s, 2006                                482,500
               210,000  Leiner Health Products sr. sub. notes 9 5/8s, 2007                                           156,975
               220,000  Mediq, Inc. company guaranty 11s, 2008                                                        22,000
               145,000  Mediq, Inc. deb. stepped-coupon zero % (13s, 6/1/03),
                          2009 (STP)                                                                                   7,250
                                                                                                            ----------------
                                                                                                                     760,300

Metals and Mining (0.5%)
----------------------------------------------------------------------------------------------------------------------------
               490,000  Better Minerals & Aggregates Co. 144A sr. sub.
                          notes 13s, 2009                                                                            486,325
                80,000  Continental Global Group sr. notes Ser. B, 11s, 2007                                          20,000
               205,000  Kaiser Aluminum & Chemical Corp. sr. sub. notes
                          12 3/4s, 2003                                                                              189,625
               290,000  Lodestar Holdings, Inc. company guaranty 11 1/2s, 2005                                        55,100
               150,000  Neenah Corp. company guaranty Ser. F, 11 1/8s, 2007                                          129,000
               150,000  Neenah Corp. sr. sub. notes Ser. B, 11 1/8s, 2007                                            129,000
                                                                                                            ----------------
                                                                                                                   1,009,050

Motion Picture Distribution (0.4%)
----------------------------------------------------------------------------------------------------------------------------
               140,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2011                                           71,400
               310,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                          158,100
               310,000  Cinemark USA, Inc. sr. sub. notes 8 1/2s, 2008                                               207,700
               613,000  Diva Systems Corp. sr. disc. notes, stepped-coupon Ser. B,
                          zero % (12 5/8s, 3/1/03), 2008 (STP)                                                       294,240
                                                                                                            ----------------
                                                                                                                     731,440

Oil and Gas (1.0%)
----------------------------------------------------------------------------------------------------------------------------
               350,000  Belco Oil & Gas Corp. company guaranty Ser. B,
                          10 1/2s, 2006                                                                              357,875
                20,000  Benton Oil & Gas Co. sr. notes 9 3/8s, 2007                                                   11,900
               110,000  Giant Industries Corp. company guaranty 9s, 2007                                              97,900
                50,000  Gulf Canada Resources, Ltd. sr. sub. notes 9 5/8s,
                          2005 (Canada)                                                                               50,125
                60,000  Gulf Canada Resources, Ltd. sr. sub. deb. 9 1/4s,
                          2004 (Canada)                                                                               60,610
                20,000  Gulf Canada Resources, Ltd. sr. notes 8.35s, 2006 (Canada)                                    19,450
                80,000  HS Resources, Inc. company guaranty 9 1/4s, 2006                                              76,800
                90,000  Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                                    91,800
               120,000  Ocean Energy, Inc. company guaranty Ser. B, 8 7/8s, 2007                                     114,900
               460,000  Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                     430,100
               120,000  Pogo Producing Co. sr. sub. notes Ser. B, 8 3/4s, 2007                                       111,000
                90,000  RAM Energy, Inc. sr. notes 11 1/2s, 2008                                                      45,225
               300,000  Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                          84,000
               115,000  Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                                 113,563
                70,000  Stone Energy Corp. company guaranty 8 3/4s, 2007                                              65,100
               350,000  Vintage Petroleum 144A sr. sub. notes 9 3/4s, 2009                                           352,625
                                                                                                            ----------------
                                                                                                                   2,082,973

Packaging and Containers (1.2%)
----------------------------------------------------------------------------------------------------------------------------
               410,000  AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                             315,700
               410,000  Consumers International 144A sr. notes 10 1/4s, 2005                                         266,500
               130,000  Gaylord Container Corp. sr. sub. notes 9 7/8s, 2008                                          109,200
                20,000  Gaylord Container Corp. sr. notes Ser. B, 9 3/4s, 2007                                        18,500
               170,000  Gaylord Container Corp. sr. notes Ser. B, 9 3/8s, 2007                                       155,550
               115,000  Huntsman Packaging Corp. company guaranty 9 1/8s, 2007                                       107,525
               350,000  Packaging Corp. company guaranty 9 5/8s, 2009                                                344,750
               191,257  Packaging Corp. bank term loan 8.5s, 2008                                                    181,520
                35,000  Radnor Holdings, Inc. sr. notes 10s, 2003                                                     29,750
               765,000  Riverwood International Corp. company guaranty
                          10 7/8s, 2008                                                                              734,400
               260,000  Stone Container Corp. sr. sub. deb. stepped-coupon
                          zero % (12 1/4s, 5/12/00), 2002 (STP)                                                      261,950
                                                                                                            ----------------
                                                                                                                   2,525,345

Paper and Forest Products (1.9%)
----------------------------------------------------------------------------------------------------------------------------
               395,000  APP Finance II Mauritius Ltd. bonds stepped-coupon
                          zero % (12s, 2/15/04), 2049 (Indonesia) (STP)                                              233,050
               250,000  Buckeye Cellulose Corp. sr. sub. notes 9 1/4s, 2008                                          246,250
             1,175,000  Doman Industries Ltd. sr. notes 8 3/4s, 2004                                                 998,750
               180,000  Impac Group, Inc. company guaranty Ser. B, 10 1/8s, 2008                                     147,600
               500,000  Indah Kiat Financial Mauritius Ltd. company guaranty 10s,
                          2007 (Indonesia)                                                                           350,000
               320,000  Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                           312,800
               520,000  Pindo Deli Finance Mauritius Ltd. company guaranty
                          10 3/4s, 2007 (Indonesia)                                                                  358,800
               335,000  PT Pabrik Kertas Tjiwi Kimia company guaranty 10s,
                          2004 (Indonesia)                                                                           242,875
               640,000  Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                                         582,400
               540,000  Republic Group, Inc. sr. sub. notes 9 1/2s, 2008                                             480,600
                                                                                                            ----------------
                                                                                                                   3,953,125

Pharmaceuticals (0.2%)
----------------------------------------------------------------------------------------------------------------------------
               225,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                        213,750
               280,000  ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                        259,000
                                                                                                            ----------------
                                                                                                                     472,750

Publishing (0.7%)
----------------------------------------------------------------------------------------------------------------------------
               380,000  Affinity Group Holdings sr. notes 11s, 2007                                                  330,600
               140,000  American Media Operation, Inc. sr. sub. notes 10 1/4s, 2009                                  138,600
               160,000  Big Flower Hldgs. bank term loan 9.125s, 2010                                                160,000
               520,000  Garden State Newspapers sr. sub. notes 8 5/8s, 2011                                          442,000
               250,000  Hollinger International Publishing, Inc. company guaranty
                          9 1/4s, 2007                                                                               233,750
                70,000  Perry-Judd company guaranty 10 5/8s, 2007                                                     57,750
                38,133  Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s, 2009                                     34,701
                45,000  Von Hoffman Press, Inc. 144A sr. sub. notes 10 3/8s, 2007                                     42,075
                                                                                                            ----------------
                                                                                                                   1,439,476

Railroads (0.1%)
----------------------------------------------------------------------------------------------------------------------------
               335,000  TFM S.A. de C.V. company guaranty stepped-coupon
                          zero % (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                                             237,850

Restaurants (0.2%)
----------------------------------------------------------------------------------------------------------------------------
               140,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                           77,000
               420,000  Sbarro, Inc. 144A sr. notes 11s, 2009                                                        415,800
                                                                                                            ----------------
                                                                                                                     492,800

Retail (1.2%)
----------------------------------------------------------------------------------------------------------------------------
               310,000  Amazon.com, Inc. sr. disc. notes stepped-coupon zero %
                          (10s, 05/01/03), 2008 (STP)                                                                185,225
               230,000  Home Interiors & Gifts, Inc. company guaranty
                          10 1/8s, 2008                                                                              184,000
               250,000  K mart Corp. notes 8 3/8s, 2004                                                              245,703
               250,000  K mart Corp. med. term notes 7.86s, 2002                                                     246,715
               200,000  K mart Corp. deb. 7 3/4s, 2012                                                               189,718
               105,000  Kasper A.S.L. Ltd. sr. notes 12 3/4s, 2004                                                    57,750
               250,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                                   236,250
               500,000  NBTY, Inc. 144A sr. sub. notes 8 5/8s, 2007                                                  427,500
               515,000  North Atlantic Trading Co. company guaranty Ser. B,
                          11s, 2004                                                                                  463,500
               210,000  Zale Corp. sr. notes Ser. B, 8 1/2s, 2007                                                    200,025
                                                                                                            ----------------
                                                                                                                   2,436,386

Satellite Services (0.3%)
----------------------------------------------------------------------------------------------------------------------------
               210,000  Golden Sky Systems company guaranty Ser. B,
                          12 3/8s, 2006                                                                              231,000
               350,000  Innova S De R.L. sr. notes 12 7/8s, 2007 (Mexico)                                            329,000
                50,000  Loral Space & Communication, Ltd. sr. notes 9 1/2s, 2006                                      33,750
                                                                                                            ----------------
                                                                                                                     593,750

Semiconductors (0.8%)
----------------------------------------------------------------------------------------------------------------------------
               250,000  Amkor Technologies, Inc. sr. sub. notes 10 1/2s, 2009                                        246,250
               750,000  Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                              729,375
                80,000  Chippic Intl. Ltd. 144A company guaranty 12 3/4s, 2009                                        84,200
               120,000  Fairchild Semiconductor Corp. company guaranty
                          10 3/8s, 2007                                                                              117,900
               200,000  Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                                   194,000
               210,000  Zilog, Inc. company guaranty Ser. B, 9 1/2s, 2005                                            186,900
                                                                                                            ----------------
                                                                                                                   1,558,625

Shipping (--%)
----------------------------------------------------------------------------------------------------------------------------
               220,000  Pegasus Shipping 144A company guaranty stepped-
                          coupon zero % (14 1/2s. 6/20/03), 2008 (Bermuda) (STP)                                      16,500

Specialty Consumer Products (--%)
----------------------------------------------------------------------------------------------------------------------------
               160,000  Decora Industries, Inc. sr. sec. notes Ser. B, 11s, 2005                                      84,800

Steel (1.2%)
----------------------------------------------------------------------------------------------------------------------------
               400,000  AK Steel Corp. company guaranty 7 7/8s, 2009                                                 362,000
               180,000  California Steel Industries sr. notes Ser. B, 8 1/2s, 2009                                   165,600
             1,010,000  LTV Corp. sr. notes 11 3/4s, 2009                                                            979,700
               415,000  National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                          404,625
               250,000  WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                                  246,250
               310,000  Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s, 2007                                       277,450
                                                                                                            ----------------
                                                                                                                   2,435,625

Supermarkets (0.1%)
----------------------------------------------------------------------------------------------------------------------------
               150,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                    123,000

Telecommunications (6.8%)
----------------------------------------------------------------------------------------------------------------------------
               140,000  Alaska Communications Systems Corp. company guaranty
                          9 3/8s, 2009                                                                               126,000
               350,000  Barak I.T.C. sr. disc. notes stepped-coupon Ser. B, zero %
                          (12 1/2s, 11/15/02), 2007 (Israel) (STP)                                                   199,500
               130,000  Bestel S.A. de C.V. sr. disc. notes stepped-coupon zero %
                          (12 3/4s, 5/15/03), 2005 (Mexico) (STP)                                                     98,800
               120,000  Birch Telecommunications, Inc. sr. notes 14s, 2008                                           120,000
               150,000  CapRock Communications Corp. sr. notes 11 1/2s, 2009                                         145,500
               270,000  Carrier1 Intl. S.A. sr. notes Ser. B, 13 1/4s, 2009
                          (Luxembourg)                                                                               274,050
               200,000  Colt Telecommunications Group PLC sr. disc. notes stepped-coupon zero % (12s, 12/15/01), 2006
                          (United Kingdom) (STP)                                                                     174,500
               680,000  Covad Communications Group, Inc. sr. disc. notes
                          stepped-coupon Ser. B, zero % (13 1/2s, 03/15/03),
                          2008 (STP)                                                                                 394,400
                32,000  Covad Communications Group, Inc. 144A sr. notes
                          12s, 2010                                                                                   28,160
               730,000  Echostar DBS Corp. sr. notes 9 3/8s, 2009                                                    704,450
               500,000  Econophone, Inc. company guaranty 13 1/2s, 2007                                              510,000
               200,000  Esprit Teleom Group PLC sr. notes 11 1/2s, 2007
                          (United Kingdom)                                                                           185,000
               590,000  Firstworld Communication Corp. sr. disc. notes
                          stepped-coupon zero % (13, 4/15/03), 2008 (STP)                                            286,150
               630,000  Focal Communications Corp. sr. disc. notes stepped-
                          coupon Ser. B, zero % (12 1/8s, 02/15/03), 2008 (STP)                                      409,500
               200,000  Focal Communications Corp. 144A sr. notes 11 7/8s, 2010                                      199,000
               320,000  Global Crossing Holdings, Ltd. company guaranty
                          9 5/8s, 2008 (Bermuda)                                                                     308,800
               420,000  Global Crossing Holdings Ltd. 144A sr. notes 9 1/2s, 2009
                          (Bermuda)                                                                                  403,200
               150,000  Global Crossing Holdings Ltd. 144A sr. notes 9 1/8s, 2006
                          (Bermuda)                                                                                  143,250
               150,000  GST Equipment Funding sr. notes 13 1/4s, 2007                                                106,500
               122,000  GST Telecommunications, Inc. sr. disc. notes stepped-
                          coupon zero % (10 1/2s, 5/1/03), 2008 (STP)                                                 55,510
                50,000  Hermes Europe Railtel 144A sr. notes 11 1/2s,
                          2007 (Netherlands)                                                                          48,000
               115,000  Hyperion Telecommunications Corp., Inc. sr. notes Ser. B,
                          12 1/4s, 2004                                                                              118,450
               210,000  ICG Communications, Inc. sr. disc. notes stepped-coupon
                          zero % (10s, 02/15/03), 2008 (STP)                                                         115,500
                70,000  ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                          (13 1/2s, 9/15/00), 2005 (STP)                                                              65,450
               530,000  ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                          (9 7/8s, 5/1/03), 2008 (STP)                                                               286,200
               480,000  Intelcom Group (USA), Inc. company guaranty stepped-
                          coupon zero % (12 1/2s, 5/1/01), 2006 (STP)                                                391,200
               230,000  Intra Corp. bonds 13s, 2010                                                                  123,050
               570,000  IPC Information Systems, Inc. sr. disc. notes zero %
                          (10 7/8s, 05/01/00), 2008 (STP)                                                            495,900
               650,000  KMC Telecom Holdings, Inc. sr. disc. notes stepped-
                          coupon zero % (12 1/2s, 2/15/03), 2008 (STP)                                               341,250
               390,000  KMC Telecomunications Inc. sr. notes 13 1/2s, 2009                                           374,400
               380,000  Knology Holdings, Inc. sr. disc. notes stepped-coupon
                          zero% (11 7/8s, 10/15/02), 2007 (STP)                                                      243,200
                65,000  L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                                 64,513
               870,000  L-3 Communications Corp. sr. notes 9 1/8s, 2008                                              748,200
               110,000  L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                          98,175
               160,000  L-3 Communications Corp. company guaranty Ser. B,
                          8s, 2008                                                                                   138,000
               410,000  Logix Communications Enterprises sr. notes 12 1/4s, 2008                                     192,700
               440,000  Madison River Capital 144A sr. notes 13 1/4s, 2010                                           418,000
               120,000  MGC Communications, Inc. 144A sr. notes 13s, 2010                                            117,300
                30,000  Netia Holdings B.V. 144A company guaranty stepped-
                          coupon zero % (11 1/4s, 11/1/01), 2007 (Poland) (STP)                                       21,150
               250,000  Netia Holdings B.V. 144A company guaranty 10 1/4s,
                          2007 (Poland)                                                                              211,250
               220,000  Nextel Partners, Inc. 144A sr. notes 11s, 2010                                               213,400
                50,000  Nextlink Communications, Inc. 144A sr. disc. notes
                          stepped-coupon zero % (12 1/8s, 12/1/04), 2009  (STP)                                       27,000
               430,000  Nextlink Communications, Inc. 144A sr. notes 10 1/2s, 2009                                   410,650
               345,000  NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                        345,000
               530,000  NorthPoint Communications Group, Inc. 144A
                          notes 12 7/8s, 2010                                                                        471,700
               400,000  NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008                                     406,000
                70,000  Onepoint Communications, Inc. company guaranty Ser. B,
                          14 1/2s, 2008                                                                               45,500
               320,000  Pathnet, Inc. sr. notes 12 1/4s, 2008                                                        211,200
               295,000  Qwest Communications International, Inc. sr. disc. notes
                          stepped-coupon zero % (9.47s, 10/15/02), 2007 (STP)                                        248,107
               140,000  Rhythms Netconnections, Inc. 144A sr. notes 14s, 2010                                        121,800
                80,000  Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon
                          zero % (11 1/4s, 4/15/04), 2009 (STP)                                                       43,600
               140,000  Startec Global Communications Corp. sr. notes 12s, 2008                                      116,900
               300,000  Telecommunications Techniques, Inc. company guaranty
                          9 3/4s, 2008                                                                               273,750
               130,000  Telehub Communications Corp. company guaranty
                          stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                         6,500
               250,000  Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                             245,000
               310,000  Versatel Telecom B.V. sr. notes 13 1/4s, 2008 (Netherlands)                                  317,750
               550,000  WinStar Communications, Inc. sr. sub. notes stepped-
                          coupon zero % (15s, 3/1/02), 2007 (STP)                                                    874,500
               100,000  WinStar Communications, Inc. sr. sub. notes 11s, 2008                                        123,250
                                                                                                            ----------------
                                                                                                                  13,985,765

Telephone Services (1.6%)
----------------------------------------------------------------------------------------------------------------------------
               630,000  Alamosa PCS Holdings, Inc. company guaranty stepped-
                          coupon zero % (12 7/8s, 2/15/05), 2010 (STP)                                               308,700
               380,000  BTI Telecom Corp. sr. notes 10 1/2s, 2007                                                    335,350
                60,000  Call-Net Enterprises, Inc. sr. notes 9 3/8s, 2009 (Canada)                                    45,600
               160,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon
                          zero % (9.27s, 8/15/02), 2007 (Canada) (STP)                                                85,200
               430,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon
                          zero % (8.94s, 8/15/03), 2008 (Canada) (STP)                                               206,400
               160,000  Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                       118,000
               350,000  Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                              302,750
               120,000  Primus Telecommunications Group, Inc. sr. notes Ser. B,
                          9 7/8s, 2008                                                                               106,800
                70,000  RCN Corp. sr. disc. notes stepped-coupon zero %
                          (11 1/8s, 10/15/02), 2007 (STP)                                                             44,800
                40,000  RSL Communications, Ltd. 144A 12 7/8s, 2010                                                   38,000
               306,000  RSL Communications, Ltd. company guaranty
                          12 1/4s, 2006                                                                              302,940
               150,000  RSL Communications, Ltd. 144A 10 1/2s, 2008                                                  128,250
               260,000  RSL Communications, Ltd. company guaranty 9 1/8s, 2008                                       208,000
               110,000  Transtel S.A. pass-through certificates 12 1/2s,
                          2007 (Colombia)                                                                             70,400
               140,000  US Xchange LLC sr. notes 15s, 2008                                                            84,000
               290,000  Viatel, Inc. sr. disc. notes stepped-coupon zero %
                          (12 1/2s, 4/15/03), 2008 (STP)                                                             162,400
               212,000  Viatel, Inc. sr. notes 11 1/2s, 2009                                                         197,160
               500,000  Viatel, Inc. sr. notes 11 1/4s, 2008                                                         445,000
                90,000  World Access, Inc. sr. notes Ser. B, 13 1/4s, 2008                                            78,300
                                                                                                            ----------------
                                                                                                                   3,268,050

Textiles (0.1%)
----------------------------------------------------------------------------------------------------------------------------
               260,000  Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                              93,600
               100,000  Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                         88,000
                                                                                                            ----------------
                                                                                                                     181,600

Transportation (0.2%)
----------------------------------------------------------------------------------------------------------------------------
               150,000  Eletson Holdings, Inc. 1st pfd. mtge. notes 9 1/4s,
                          2003 (Greece)                                                                              135,000
               120,000  Kitty Hawk, Inc. company guaranty 9.95s, 2004                                                110,400
               210,000  Transportacion Maritima Mexicana S.A. de C.V. sr. notes
                          10s, 2006 (Mexico)                                                                         176,400
                                                                                                            ----------------
                                                                                                                     421,800

Wireless Communications (1.4%)
----------------------------------------------------------------------------------------------------------------------------
               640,000  American Cellular Corp. bank term loan 9.26s, 2008                                           636,800
               560,000  American Cellular Corp. bank term loan 9.609s, 2008                                          557,200
               130,000  Arch Communications Group sr. disc. notes stepped-
                          coupon zero % (10 7/8s, 3/15/01), 2008 (STP)                                               104,000
               120,000  Clearnet Communications, Inc. sr. disc. notes stepped-
                          coupon zero % (14 3/4s, 12/15/00), 2005 (STP)                                              119,700
               170,000  Nuevo Grupo Iusacell S.A. 144A sr. notes 14 1/4s,
                          2006 (Mexico)                                                                              182,113
               140,000  Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005                                         95,200
                60,000  Orbital Imaging Corp. sr. notes Ser. D, 11 5/8s, 2005                                         40,800
               270,000  Pagemart Wireless, Inc. sr. disc. notes stepped-coupon
                          zero % (11 1/4s, 2/1/03), 2008 (STP)                                                       148,500
                60,000  Paging Network Do Brasil sr. notes 13 1/2s, 2005 (Brazil)                                      7,800
               340,000  Telecorp PCS, Inc. company guaranty stepped-coupon
                          zero % (11 5/8s, 4/15/04), 2009 (STP)                                                      209,100
               820,000  Voicestream Wire Corp. 144A sr. notes 10 3/8s, 2009                                          815,900
                                                                                                            ----------------
                                                                                                                   2,917,113
                                                                                                            ----------------
                        Total Corporate Bonds and Notes (cost $111,153,415)                                 $     97,524,645

FOREIGN GOVERNMENT BONDS AND NOTES (19.1%) (a)
PRINCIPAL AMOUNT                                                                                                       VALUE
----------------------------------------------------------------------------------------------------------------------------

USD          2,283,000  Argentina (Republic of) unsub. 11 3/4s, 2009                                        $      2,254,463
AUD          3,895,000  Australia (Government of) bonds Ser. 909,
                          7 1/2s, 2009                                                                             2,549,174
USD          4,607,000  Brazil (Federal Republic of) notes 14 1/2s, 2009                                           5,016,102
USD            260,000  Brazil (Federal Republic of) bonds 12 3/4s, 2020                                             258,700
CAD          1,290,000  Canada (Government of) bonds Ser. WB60,
                          7 1/4s, 2007                                                                               952,100
CAD          3,620,000  Canada (Government of) bonds Ser. WL43,
                          5 3/4s, 2029                                                                             2,533,900
USD            515,000  Colombia (Republic of) bonds 11 3/4s, 2020                                                   500,220
DKK          8,275,000  Denmark (Kingdom of) bonds 7s, 2024                                                        1,235,322
DKK         24,230,000  Denmark (Kingdom of) bonds 6s, 2009                                                        3,207,772
EUR          2,140,000  Germany (Federal Republic of) bonds Ser. 132,
                          4 1/8s, 2004                                                                             1,989,542
EUR          1,710,000  Germany (Federal Republic of) bonds Ser. 98,
                          5 5/8s, 2028                                                                             1,624,885
USD            420,000  Philippines (Republic of) notes 10 5/8s, 2025                                                400,050
USD          1,540,000  Russia (Federation of) 144A bonds 12 3/4s, 2028                                            1,305,150
USD          1,940,000  Russia (Federation of) unsub. 10s, 2007                                                    1,435,600
USD          7,465,000  Russia (Federation of) deb. 6.91s, 2020 (In default) (NON)                                 2,164,850
USD            360,000  Turkey (Republic of) sr. unsub. 12 3/8s, 2009                                                385,200
USD          4,625,000  United Mexican States bonds Ser. XW,
                          10 3/8s, 2009                                                                            4,941,813
USD            835,000  United Mexican States bonds 11 3/8s, 2016                                                    987,388
GBP          1,750,000  United Kingdom Treasury bonds 8s, 2000                                                     2,817,531
GBP            645,000  United Kingdom Treasury bonds Ser. 85,
                          9 3/4s, 2002                                                                             1,102,145
GBP            950,000  United Kingdom Treasury bonds 10s, 2003                                                    1,684,586
USD            255,000  Venezuela (Republic of) bonds 9 1/4s, 2027                                                   168,300
                                                                                                            ----------------
                        Total Foreign Government Bonds and Notes
                          (cost $38,039,100)                                                                $     39,514,793

COLLATERALIZED MORTGAGE OBLIGATIONS (9.7%) (a)
PRINCIPAL AMOUNT                                                                                                       VALUE
----------------------------------------------------------------------------------------------------------------------------
$            1,100,000  AMRESCO Commercial Mortgage Funding I Ser. 97-C1,
                          Class F, 7.64s, 2029                                                              $      1,029,703
               738,015  Blackstone Hotel Acquisition Co. sr. mtge. loan FRN
                          3.449s, 2003                                                                             1,170,881
                        Commercial Mortgage Acceptance Corp.
               485,000    Ser. 97-ML1, Class D, 6.977s, 2030                                                         448,322
             1,010,000    Ser. 98-C2, Class A2, 6.03s, 2008                                                          920,402
                        Commercial Mortgage Asset Trust
               125,000    Ser. 99-C1, Class A3, 6.64s, 2010                                                          116,992
            17,823,950    Ser. 99-C1, Class X, Interest Only (IO), 0.99s, 2020                                     1,122,352
               480,000  Countrywide Home Loan Ser. 98-3, Class A5, 6 3/4s, 2028                                      446,325
               420,000  Countrywide Mortgage Backed Securities, Inc. Ser. 93-C,
                          Class A8, 6 1/2s, 2024                                                                     384,825
                        Criimi Mae Commercial Mortgage Trust
             1,344,000    Ser. 98-C1, Class A2, 7s, 2011                                                           1,171,800
               372,000    Ser. 98-C1, Class B, 7s, 2011                                                              298,646
               100,000  CS First Boston Mortgage Securities Corp. Ser. 99-C1,
                          Class A2, 7.29s, 2009                                                                       98,094
            13,394,741  Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1,
                          Class X, IO, 0.86s, 2031                                                                   705,317
                        Fannie Mae
             1,682,000    Ser. 96-5, Class SW, IO, 12.88s, 2018                                                      611,828
               940,766    Ser. 281, IO, Class 2, 9s, 2026                                                            259,593
               923,231    Ser. 241, IO, Class 2, 8 1/2s, 2023                                                        258,360
               178,263    Ser. 176, IO, Class 2, 8s, 2022                                                             52,309
               498,067    Ser. 217, IO, Class 2, 8s, 2023                                                            146,151
               180,525    Ser. 218, IO, Class 2, 7.5s, 2023                                                           54,496
               465,073    Ser. 252, IO, Class 2, 7.5s, 2023                                                          142,574
             2,812,763    Ser. 215, IO, Class 2, 7s, 2023                                                            834,599
               212,099    Ser. 302, IO, Class 2, 6s, 2029                                                             68,004
             2,700,000    Ser. 97-23, Class SJ, IO, 5.32s, 2023                                                      604,125
             2,403,701    Ser. 97-23, Class SH, IO, 4.02s, 2023                                                      567,874
                        Freddie Mac
               555,000    Ser. 2032, IO Class SK, 9.55s, 2024                                                        260,850
               655,000    Ser. 2183, Class SG, 6.44s, 2014                                                           495,344
               269,898    Ser. 2122, Class ZA, 6 1/4s, 2028                                                          211,955
               383,023    Ser. 1208, Class F, Principal Only (PO), zero %, 2022                                      295,646
               284,480    Ser. 180, PO, zero %, 2026                                                                 193,979
               285,000  GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4,
                          6 3/4s, 2028                                                                               264,159
               570,000  GGP ALA MOANA Ser. 99-C1, Class E, FRB 7.613s, 2004                                          571,425
                        GGP-Homart
               120,000    Ser. 99-C1, Class G, 8.089s, 2003                                                          120,300
               140,000    Ser. 99-C1, Class F, 7.858s, 2003                                                          140,350
                        GGP-Ivanhoe
               150,000    Ser. 99-C1, Class G, FRB 8.63s, 2004                                                       150,375
               250,000    Ser. 99-C1, Class F, FRB 7.88s, 2004                                                       250,625
                        Government National Mortgage Association
               548,224    Ser. 99-38, Class SL, 15.13s, 2026                                                         492,031
               314,279    Ser. 00-17, Class SB, 13.2s, 2026                                                          304,359
             1,795,514    Ser. 99-25, Class QA, 12.6s, 2026                                                        1,498,132
               168,935    Ser. 99-34, Class S, 8.112s, 2025                                                          134,937
                        Merrill Lynch Mortgage Investors, Inc.
               210,000    Ser. 95-C3, Class D, 7.782s, 2025                                                          205,373
               315,000    Ser. 96-C2, Class E, 6.96s, 2028                                                           273,263
             5,746,840    Ser. 96-C2, IO, 1.607s, 2028                                                               383,422
             4,493,599    Ser. 98-C2, IO, 1.076s, 2030                                                               313,850
                        Morgan Stanley Capital I
               290,000    Ser. 98-XL1, Class A3, 6.48s, 2030                                                         271,150
             3,734,992    Ser. 98-HF1, Class X, IO, 0.668s, 2018                                                     199,589
                        Mortgage Capital Funding, Inc.
             1,931,090    Ser. 97-MC2, Class X, IO, 0.817s, 2012                                                     128,236
               860,735    Ser. 98-MC1, Class X, IO, 0.493s, 2009                                                      31,672
               203,493  PNC Mortgage Securities Corp. Ser. 97-6, Class A2,
                          6.6s, 2027                                                                                 200,949
                50,942  Prudential Home Mortgage Securities Ser. 93-57,
                          Class A4, 5.9s, 2023                                                                        49,923
                75,019  Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                           72,393
               413,176  Structured Asset Security Corp. Ser. 98-RF2, 8.58s, 2028                                     420,342
             2,466,662  Structured Asset Security Corp. Ser. 98-RF3, IO 6.1s, 2028                                   489,016
                                                                                                            ----------------
                        Total Collateralized Mortgage Obligations
                          (cost $20,021,415)                                                                $     19,937,217

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (8.4%) (a)
PRINCIPAL AMOUNT                                                                                                       VALUE

U.S. Government Agency Mortgage Obligations (4.3%)
----------------------------------------------------------------------------------------------------------------------------
$              365,000  Federal National Mortgage Association 7 1/2s, TBA,
                          April 1, 2030                                                                     $        358,784
                        Federal National Mortgage Association
                          Pass-through Certificates
             1,156,409    8s, with due dates from April 1, 2027 to
                          November 1, 2029                                                                         1,159,658
               307,299    7s, May 1, 2011                                                                            301,823
               365,000  Government National Mortgage Association 8s, TBA,
                          April 1, 2030                                                                              369,165
                        Government National Mortgage Association
                          Pass-Through Certificates
             3,613,744    8s, with due dates from December 15, 2022 to
                          November 15, 2027                                                                        3,654,400
             1,365,905    7 1/2s, with due dates from October 15, 2022 to
                          November 15, 2023                                                                        1,359,499
             1,706,549    7s, with due dates from December 15, 2022 to
                          November 15, 2027                                                                        1,659,651
                                                                                                            ----------------
                                                                                                                   8,862,980

U.S. Treasury Obligations (4.1%)
----------------------------------------------------------------------------------------------------------------------------
                        U.S. Treasury Bonds
               265,000    6 1/4s, May 15, 2030                                                                       280,155
             5,440,000    6 1/8s, August 15, 2029                                                                  5,544,557
               665,000    6 1/8s, November 15, 2027                                                                  671,544
                        U.S. Treasury Notes
                60,000    6 3/8s, January 31, 2002                                                                    59,831
             1,350,000    6 1/8s, December 31, 2001 (SEG)                                                          1,341,144
               436,000    6s, August 15, 2009                                                                        430,480
               200,000    5 7/8s, November 15, 2004                                                                  196,374
                                                                                                            ----------------
                                                                                                                   8,524,085
                                                                                                            ----------------
                        Total U.S. Government and Agency Obligations
                          (cost $17,167,853)                                                                $     17,387,065

BRADY BONDS (4.0%) (a)
PRINCIPAL AMOUNT                                                                                                       VALUE
----------------------------------------------------------------------------------------------------------------------------
$              805,000  Argentina (Republic of) govt. guaranty 6s, 2023                                     $        563,500
             5,065,151  Brazil (Federal Republic of) bonds FRB 8s, 2014 (POR)                                      3,792,785
             1,725,000  Bulgaria (Government of) Ser. A, FRB 7.063s, 2024                                          1,386,555
               685,000  Peru (Republic of) bonds Ser. PDI, FRB, 4 1/2s, 2017                                         456,416
             2,830,000  Venezuela (Republic of) Ser. W-A, 6 3/4s, 2020                                             2,016,375
                                                                                                            ----------------
                        Total Brady Bonds (cost $7,795,698)                                                 $      8,215,631

PREFERRED STOCKS (3.6%) (a)
NUMBER OF SHARES                                                                                                       VALUE
----------------------------------------------------------------------------------------------------------------------------
                   600  Adelphia Communications Corp. Ser. B, $13.00 cum. pfd.                              $         64,200
                 3,021  AmeriKing, Inc. $3.25 pfd. (PIK)                                                              33,231
                    94  Benedek Communications $11.50 pfd. (PIK)                                                      75,670
                20,000  Brand Scaffold Services, Inc. 144A $3.625 pfd.                                               550,000
                16,000  California Federal Bancorp, Inc. Ser. A, $2.281 pfd.                                         372,000
                11,880  CGA Group Ltd. 144A Ser. A, $13.75 pfd. (PIK)                                                320,760
                12,575  Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                          666,475
                 1,200  Chevy Chase Savings Bank $3.25 pfd.                                                           29,400
                 1,029  Citadel Broadcasting, Inc. 144A $13.25 cum. pfd. (PIK)                                       114,991
                   111  Concentric Network Corp. Ser. B, 13.50% pfd. (PIK)                                           113,012
                 4,760  CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                           515,270
                 3,500  Diva Systems Corp. Ser. C, $6.00 pfd.                                                         17,500
                18,000  Diva Systems Corp. Ser. D, $6.00 pfd.                                                         90,000
                   339  Dobson Communications Corp. 13.00% pfd.                                                      359,340
                   212  Dobson Communications Corp. 144A 12.25% pfd. (PIK)                                           205,640
                   110  First Republic 144A 10.50% pfd.                                                              106,150
                   290  Fresenius Medical Capital Trust I company guaranty,
                          Ser. D, $9.00 pfd. (Germany)                                                               274,775
                   320  Fresenius Medical Capital Trust II company guaranty,
                          $7.875 pfd. (Germany)                                                                      288,000
                 1,730  Global Crossing Holdings 144A $10.50 pfd. (Bermuda)                                          169,540
                   452  Granite Broadcasting 144A 12.75% pfd.(PIK)                                                   397,760
                   279  ICG Holdings, Inc. 14.25% pfd.                                                               253,890
                   444  Intermedia Communication Ser. B, 13.50% pfd.(PIK)                                            424,020
                   216  Nextel Communications, Inc. Ser. D, 13.00% cum. pfd. (PIK)                                   228,960
                 3,880  Nextlink Communications, Inc. 144A $7.00 cum. pfd. (PIK)                                     194,000
                    43  Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                           440,750
                 2,500  Public Service Co. of New Hampshire $2.65 1st mtge. pfd.                                      62,500
                   254  R&B Falcon Corp. 13.875% pfd.                                                                281,940
                   270  Rural Cellular Corp. 12.25% pfd. (PIK)                                                       269,460
                   165  Webster Financial 7.375% pfd.                                                                156,750
                   200  WinStar Communications, Inc. 144A 14.25% cum. pfd. (PIK)                                     270,000
                                                                                                            ----------------
                        Total Preferred Stocks (cost $7,251,172)                                            $      7,345,984

UNITS (0.6%) (a)
NUMBER OF UNITS                                                                                                        VALUE
----------------------------------------------------------------------------------------------------------------------------
                   330  App China Group Ltd. 144A units 14s, 2010                                           $        278,850
                   350  Australis Media, Ltd. units stepped-coupon zero %
                          (15 3/4s, 5/15/00), 2003 (In default) (Australia) (NON) (STP)                                   35
                    90  Colo.com 144A units 13 7/8s, 2010                                                             90,000
                   200  Equinix, Inc. 144A units 13s, 2007                                                           210,000
                   240  Leap Wireless 144A units 12 1/2s, 2010                                                       240,000
                   240  Maxcom Telecom 144A units 13 3/4s, 2007                                                      242,400
                   225  XCL Ltd. units sr. sec. notes 13 1/2s, 2004 (In default) (NON)                                22,500
                     2  XCL Ltd. 144A units cum. cv. pfd. 9.5s, 2006(PIK)                                              2,000
                   160  XM Satellite Radio Inc, 144A units 14s, 2010                                                 151,200
                                                                                                            ----------------
                        Total Units (cost $2,022,942)                                                       $      1,236,985

ASSET-BACKED SECURITIES (0.8%) (a)
PRINCIPAL AMOUNT                                                                                                       VALUE
----------------------------------------------------------------------------------------------------------------------------
$                   55  Capita Equipment Receivables Trust Ser. 96-1, Class A4,
                          6.28s, 2000                                                                       $             55
                60,474  Contimortgage Home Equity Loan Trust Ser. 97-1,
                          Class M2, 7.67s, 2028                                                                       30,237
               520,844  First Plus Ser. 98-A, Class A, 8 1/2s, 2023                                                  390,633
             1,232,023  Provident Bank Home Equity Loan Trust 6.029s, 2029                                         1,231,253
                                                                                                            ----------------
                        Total Asset-Backed Securities (cost $1,808,400)                                     $      1,652,178

CONVERTIBLE PREFERRED STOCKS (0.4%) (a)
NUMBER OF SHARES                                                                                                       VALUE
----------------------------------------------------------------------------------------------------------------------------
                   870  Chesapeake Energy Corp. $3.50 cum. cv. pfd.                                         $         32,408
                10,970  Global Telesystems, Inc. 144A $3.625 cv. pfd.                                                414,118
                   110  Interact Electronic $14.00 cv. pfd                                                               110
                 1,400  LTV Corp. (The) 144A $4.13 cv. pfd.                                                           74,988
                    10  Paxson Communications Corp. 144A $9.75 cv. pfd. (PIK)                                         92,000
                 1,600  RSL Communications Ltd. 144A cv. pfd. (Bermuda)                                               97,200
                    40  World Access, Inc. Ser. D, 4.50% cv. pfd.                                                     41,200
                   330  XCL Ltd 144A Ser. A, $9.50 cv. cum. pfd.                                                         330
                                                                                                            ----------------
                        Total Convertible Preferred Stocks (cost $939,228)                                  $        752,354

CONVERTIBLE BONDS AND NOTES (0.4%) (a)
PRINCIPAL AMOUNT                                                                                                       VALUE
----------------------------------------------------------------------------------------------------------------------------
$              570,000  Cybernet Internet Service 144A cv. sr. disc. notes
                          stepped-coupon zero % (13s, 8/15/04), 2009 (STP)                                  $        287,850
               380,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                               218,500
                 4,000  GST Telecommunications, Inc. 144A cv. sr. disc. notes
                          stepped-coupon zero % (13 7/8s, 12/15/00), 2005 (STP)                                        3,120
               150,000  HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                                 117,188
               195,000  Mahindra & Mahindra Ltd. cv. bonds 12s, 2008 (Mexico)                                        189,150
                                                                                                            ----------------
                        Total Convertible Bonds and Notes (cost $839,843)                                   $        815,808

WARRANTS (0.3%) (a) (NON)                                                                       EXPIRATION
NUMBER OF WARRANTS                                                                              DATE                   VALUE
----------------------------------------------------------------------------------------------------------------------------
                   130  Bestel S.A. de C.V. (Mexico)                                            5/15/05     $         14,300
                   120  Birch Telecommunications, Inc. 144A                                     6/15/08                6,600
                   615  Cellnet Data Systems, Inc.                                              10/1/07                    1
                11,800  CGA Group Ltd. 144A                                                     2/11/07                  118
                   720  Club Regina, Inc. 144A                                                  12/1/04                    7
                   225  Cybernet Internet 144A                                                  7/1/09                22,500
                   400  Decrane Holdings                                                        9/30/08                    4
                 1,389  Diva Systems Corp.                                                      3/1/08                33,336
                    35  Diva Systems Corp.                                                      5/15/06               14,000
                   250  Epic Resorts                                                            6/15/05                    3
                    85  Esat Holdings, Inc. (Ireland)                                           2/1/07                19,125
                   230  Firstworld Communication                                                4/15/08               40,250
                   120  Globalstar Telecommunications                                           2/15/04                  600
                   110  Interact Systems, Inc.                                                  8/1/03                     1
                   110  Interact Systems, Inc. 144A                                             12/15/09                   1
                    30  International Wireless Communications
                          Holdings 144A                                                         8/15/01                    1
                 3,791  Intra Corp. Class A                                                     2/1/10                     1
                 1,303  Intra Corp. Class B                                                     2/1/10                     1
                   500  Iridium World Com 144A                                                  7/15/05                    1
                   280  KMC Telecom Holdings, Inc.                                              4/15/08                  980
                   290  Knology Holdings                                                        10/22/07                 943
                   160  McCaw International Ltd.                                                4/15/07                  720
                   145  Mediq ,Inc. 144A                                                        6/1/09                     1
                   251  Network Plus Corp.                                                      2/19/09              165,655
                    70  Onepoint Communications, Inc.                                           6/1/08                 1,400
                   140  Orbital Imaging Corp. 144A                                              3/1/05                 2,800
                   160  Orion Network Systems                                                   1/15/07                2,000
                   480  Pathnet, Inc. 144A                                                      4/15/08                4,800
                   320  Paxson Communications Corp. 144A                                        6/30/03                  960
                   230  R&B Falcon Corp. 144A                                                   5/1/09                80,500
                   140  Startec Global Communications Corp.                                     5/15/08                2,548
                    45  Sterling Chemicals Holdings                                             8/15/08                  810
                   130  Telehub Communications Corp.                                            7/31/05                   65
                   395  UIH Australia/Pacific, Inc. 144A                                        5/15/06               11,850
                   205  Versatel Telecom B.V. 144A (Netherlands)                                5/15/08              123,000
                                                                                                            ----------------
                        Total Warrants (cost $348,677)                                                      $        549,882

COMMON STOCKS (0.1%) (a)
NUMBER OF SHARES                                                                                                       VALUE
----------------------------------------------------------------------------------------------------------------------------
                    50  AmeriKing, Inc. (NON)                                                               $            500
                 2,000  AMFM, Inc. (NON)                                                                             124,250
                49,785  Celcaribe S.A. (NON)                                                                          12,446
                 1,024  Fitzgerald Gaming Corp. (NON)                                                                    256
                    73  Mothers Work, Inc. (NON)                                                                         876
                    60  Paging Do Brazil Holdings Co., LLC 144A Class B, (Brazil) (NON)                                    1
                 2,100  Spanish Broadcasting Systems (NON)                                                            37,800
                 1,003  Viatel, Inc. (NON)                                                                            50,338
                                                                                                            ----------------
                        Total Common Stocks (cost $175,382)                                                 $        226,467

PURCHASED OPTIONS OUTSTANDING (--%) (a)                                                    EXPIRATION DATE/
CONTRACT AMOUNT                                                                            STRIKE PRICE                VALUE
----------------------------------------------------------------------------------------------------------------------------
$            6,500,000  U.S. Treasury Bonds Twenty Year Futures
                          Contract (put)                                                   May 00/88 USD    $          1,016
             3,600,000  U.S. Treasury Bonds Twenty Year Futures
                          Contract (put)                                                   May 00/90 USD               1,688
             2,200,000  U.S. Treasury Bonds Twenty Year Futures
                          Contract (put)                                                   May 00/92 USD               2,406
                                                                                                            ----------------
                        Total Purchased Options Outstanding
                          (cost $94,161)                                                                    $          5,110

SHORT-TERM INVESTMENTS (2.6%) (a)
PRINCIPAL AMOUNT                                                                                                       VALUE
----------------------------------------------------------------------------------------------------------------------------
$              365,000  Salomon Smith Barney for an effective yield of 5.99%,
                          April 19, 2000                                                                    $        363,907
               555,000  Windmill Funding Corp. for an effective yield of 5.86%,
                          April 7, 2000                                                                              554,458
             4,515,000  Interest in $754,202,000 joint repurchase agreement
                          March 31, 2000 with Morgan (J.P.) & Co., Inc. due
                          April 3, 2000 with respect to various U.S. Treasury
                          obligations -- maturity value of $4,517,291 for an
                          effective yield of 6.09%                                                                 4,515,000
                                                                                                            ----------------
                        Total Short-Term Investments (cost $5,435,975)                                      $      5,433,365
----------------------------------------------------------------------------------------------------------------------------
                        Total Investments (cost $213,093,261) (b)                                           $    200,597,484
----------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $206,552,679.

  (b) The aggregate identified cost on a tax basis is $214,275,785, resulting in gross unrealized appreciation and depreciation of $5,152,530 and $18,830,831, respectively, or net unrealized depreciation of $13,678,301.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(POR) A portion of the income will be received in additional securities.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 2000.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at March 31, 2000, which are subject to change based on the terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at March 31, 2000:
      (as percentage of Market Value)
            Argentina         1.2%
            Australia         1.3
            Brazil            2.7
            Canada            2.6
            Germany           2.1
            Mexico            3.8
            Netherlands       2.5
            Russia            2.4
            United Kingdom    3.3
            United States    74.0
            Other             4.1
                         --------
            Total           100.0%


------------------------------------------------------------------------------
Forward Currency Contracts to Buy at March 31, 2000
(aggregate face value $29,229,755)
                                                                    Unrealized
                                  Aggregate Face     Delivery     Appreciation/
                   Market Value            Value         Date    (Depreciation)
------------------------------------------------------------------------------
Australian Dollar   $ 5,981,212      $ 6,092,137      6/21/00        $(110,925)
Euro                 17,145,388       18,066,588      6/21/00         (921,200)
Japanese Yen          4,063,432        3,974,967      6/21/00           88,465
Swedish Krona           554,572          549,218      6/21/00            5,354
Swiss Franc             524,594          546,845      6/21/00          (22,251)
------------------------------------------------------------------------------
                                                                     $(960,557)

------------------------------------------------------------------------------
Forward Currency Contracts to Sell at March 31, 2000
(aggregate face value $24,407,620)
                                                                    Unrealized
                                  Aggregate Face     Delivery     Appreciation/
                   Market Value            Value         Date    (Depreciation)
------------------------------------------------------------------------------
British Pounds       $9,578,161       $9,746,924      6/21/00         $168,763
Canadian Dollar         796,286          795,593      6/21/00             (693)
Danish Krone          4,279,857        4,315,265      6/21/00           35,408
Euro                  2,542,532        2,678,478      6/21/00          135,946
Japanese Yen          7,080,989        6,871,360      6/21/00         (209,629)
------------------------------------------------------------------------------
                                                                      $129,795

------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 2000
                                                                   Unrealized
                                 Aggregate Face   Expiration     Appreciation/
                   Total Value            Value         Date    (Depreciation)
------------------------------------------------------------------------------
Euro-bund 10yr.
 (Short)           $ 7,046,661      $ 6,901,442       Jun-00        $(145,219)
Euro 3month (Long)  15,122,250       15,140,726       Sep-00          (18,476)
Euro 3month (Short) 15,064,563       15,068,584       Sep-01            4,021
Gilt (Short)           903,823          889,744       Jun-00          (14,079)
U.S. Treasury Note
 10yr (Long)         8,140,484        7,928,013       Jun-00          212,471
U.S. Treasury Note
 5yr (Short)         2,561,000        2,522,922       Jun-00          (38,078)
U.S. Treasury Bond
 20 yr (Long)        3,907,500        3,715,220       Jun-00          192,280
U.S. Treasury Bond
 20 yr (Short)         683,812          665,186       Jun-00          (18,626)
------------------------------------------------------------------------------
                                                                     $174,294

------------------------------------------------------------------------------
TBA Sale Commitments at March 31, 2000
(Proceeds receivable $366,768)
                                               Settlement              Market
Agency                 Principal Amount              Date               Value
------------------------------------------------------------------------------
GNMA, 8s, April 2030           $365,000           4/19/00            $369,165
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
March 31, 2000

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $213,093,261) (Note 1)       $200,597,484
----------------------------------------------------------------------------------------------
Cash                                                                                   385,179
----------------------------------------------------------------------------------------------
Foreign currency (cost $179,071)                                                       184,242
----------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                           4,436,140
----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                 603,593
----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       5,576,656
----------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                         467,692
----------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                       415,809
----------------------------------------------------------------------------------------------
Unamortized organizational expenses (Note 1)                                            12,489
----------------------------------------------------------------------------------------------
Total assets                                                                       212,679,284

Liabilities
----------------------------------------------------------------------------------------------
Payable for variation margin                                                             5,516
----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                  571,306
----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     2,557,890
----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                             454,507
----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                           371,360
----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              51,024
----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                           11,224
----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                             1,593
----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                 164,230
----------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                          1,298,454
----------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                          242,168
----------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $366,768)                         369,165
----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  28,168
----------------------------------------------------------------------------------------------
Total liabilities                                                                    6,126,605
----------------------------------------------------------------------------------------------
Net assets                                                                        $206,552,679

Represented by
----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                   $239,261,396
----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (2,639,291)
----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                             (16,899,218)
----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                                  (13,170,208)
----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                        $206,552,679

Computation of net asset value and offering price
----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($76,608,049 divided by 10,758,869 shares)                                               $7.12
----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $7.12)*                                   $7.48
----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($117,090,217 divided by 16,424,176 shares)**                                            $7.13
----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($5,447,751 divided by 762,931shares)**                                                  $7.14
----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($7,406,662 divided by 1,040,249 shares)                                                 $7.12
----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $7.12)*                                   $7.36
----------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended March 31, 2000

Investment income:
----------------------------------------------------------------------------------------------
Interest income (net of foreign tax of $1,338)                                    $ 20,302,619
----------------------------------------------------------------------------------------------
Dividends                                                                              673,807
----------------------------------------------------------------------------------------------
Total investment income                                                             20,976,426

Expenses:
----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     1,529,424
----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                         407,186
----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                       14,901
----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                  200,860
----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                1,255,515
----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                   49,400
----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   43,539
----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         6,753
----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 25,182
----------------------------------------------------------------------------------------------
Amortization of organizational expenses                                                  7,655
----------------------------------------------------------------------------------------------
Registration fees                                                                        1,098
----------------------------------------------------------------------------------------------
Auditing                                                                                57,465
----------------------------------------------------------------------------------------------
Legal                                                                                   23,823
----------------------------------------------------------------------------------------------
Postage                                                                                 20,137
----------------------------------------------------------------------------------------------
Other                                                                                   28,873
----------------------------------------------------------------------------------------------
Total expenses                                                                       3,671,811
----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (32,928)
----------------------------------------------------------------------------------------------
Net expenses                                                                         3,638,883
----------------------------------------------------------------------------------------------
Net investment income                                                               17,337,543
----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                    (8,590,876)
----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                           (660,953)
----------------------------------------------------------------------------------------------
Net realized loss on swap contracts (Note 1)                                            (5,439)
----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (1,866,283)
----------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                    (901,615)
----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures
contracts and TBA sale commitments during the year                                  (1,908,982)
----------------------------------------------------------------------------------------------
Net loss on investments                                                            (13,934,148)
----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                              $  3,403,395
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

                                                                              Year ended March 31
                                                                    -----------------------------------
                                                                                2000               1999
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                   $ 17,337,543       $ 12,850,688
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                                                    (11,123,551)        (7,088,106)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
asset and liabilities in foreign currencies                               (2,810,597)       (14,086,489)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                            3,403,395         (8,323,907)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders:
-------------------------------------------------------------------------------------------------------
From net investment income
   Class A                                                                (6,691,231)        (5,128,659)
-------------------------------------------------------------------------------------------------------
   Class B                                                                (9,569,013)        (7,008,305)
-------------------------------------------------------------------------------------------------------
   Class C                                                                  (371,754)            (6,333)
-------------------------------------------------------------------------------------------------------
   Class M                                                                  (705,545)          (646,669)
-------------------------------------------------------------------------------------------------------
In excess of net investment income
   Class A                                                                  (357,587)                --
-------------------------------------------------------------------------------------------------------
   Class B                                                                  (511,379)                --
-------------------------------------------------------------------------------------------------------
   Class C                                                                   (19,866)                --
-------------------------------------------------------------------------------------------------------
   Class M                                                                   (37,705)                --
-------------------------------------------------------------------------------------------------------
From net realized gain on investments
   Class A                                                                        --           (172,254)
-------------------------------------------------------------------------------------------------------
   Class B                                                                        --           (272,107)
-------------------------------------------------------------------------------------------------------
   Class C                                                                        --             (4,122)
-------------------------------------------------------------------------------------------------------
   Class M                                                                        --            (19,980)
-------------------------------------------------------------------------------------------------------
From return of capital
   Class A                                                                  (248,848)          (685,978)
-------------------------------------------------------------------------------------------------------
   Class B                                                                  (355,873)          (937,771)
-------------------------------------------------------------------------------------------------------
   Class C                                                                   (13,826)              (888)
-------------------------------------------------------------------------------------------------------
   Class M                                                                   (26,239)           (86,477)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                          8,181,420         86,003,857
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                   (7,324,051)        62,710,407

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                        213,876,730        151,166,323
-------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $2,639,291 and
$466,760, respectively)                                                 $206,552,679       $213,876,730
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------------------
                                                                                                  For the period
Per-share                                                                                          Feb. 26, 1996+
operating performance                                     Year ended March 31                        to March 31
-----------------------------------------------------------------------------------------------------------------
                                           2000           1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $7.64          $8.70          $8.34          $8.38          $8.50
-----------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------
Net investment income                       .61            .60(c)         .65(d)         .63(d)         .04(c)(d)
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 (.47)          (.97)           .40           (.02)          (.13)
-----------------------------------------------------------------------------------------------------------------
Total from
investment operations                       .14           (.37)          1.05            .61           (.09)
-----------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------
From net
investment income                          (.61)          (.59)          (.59)          (.63)          (.03)
-----------------------------------------------------------------------------------------------------------------
In excess of
net investment income                      (.03)            --           (.01)            --             --
-----------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                               --           (.02)          (.03)          (.02)            --
-----------------------------------------------------------------------------------------------------------------
In excess of
net realized gain on investments             --             --           (.06)            --             --
-----------------------------------------------------------------------------------------------------------------
From return of capital                     (.02)          (.08)            --             --             --
-----------------------------------------------------------------------------------------------------------------
Total distributions                        (.66)          (.69)          (.69)          (.65)          (.03)
-----------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $7.12          $7.64          $8.70          $8.34          $8.38
-----------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                     2.07          (4.33)         13.05           7.36          (1.41)*
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $76,608        $78,484        $57,016        $39,178         $3,799
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                  1.22           1.31           1.26(d)        1.25(d)         .13*(d)
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  8.37           7.43           7.82(d)        7.74(d)         .50*(d)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   187.27         204.50         211.24         169.27          18.98*
-----------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.01, $0.01, and $0.02 per share class for the year ended
    March 31, 1998, the year ended March 31, 1997, and the period February 26, 1996(commencement of operations)
    to March 31, 1996, respectively.





Financial highlights
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------------------
                                                                                                  For the period
Per-share                                                                                          Feb. 26, 1996+
operating performance                                      Year ended March 31                       to March 31
-----------------------------------------------------------------------------------------------------------------
                                           2000           1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $7.65          $8.70          $8.34          $8.38          $8.50
-----------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------
Net investment income                       .56            .53(c)         .59(d)         .57(d)         .03(c)(d)
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 (.47)          (.95)           .40           (.03)          (.12)
-----------------------------------------------------------------------------------------------------------------
Total from
investment operations                       .09           (.42)           .99            .54           (.09)
-----------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------
From net
investment income                          (.56)          (.54)          (.53)          (.56)          (.03)
-----------------------------------------------------------------------------------------------------------------
In excess of
net investment income                      (.03)            --           (.01)            --             --
-----------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                               --           (.02)          (.03)          (.02)            --
-----------------------------------------------------------------------------------------------------------------
In excess of
net realized gain on investments             --             --           (.06)            --             --
-----------------------------------------------------------------------------------------------------------------
From return of capital                     (.02)          (.07)            --             --             --
-----------------------------------------------------------------------------------------------------------------
Total distributions                        (.61)          (.63)          (.63)          (.58)          (.03)
-----------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $7.13          $7.65          $8.70          $8.34          $8.38
-----------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                     1.30          (4.93)         12.20           6.56          (1.41)*
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $117,090       $124,434        $85,379        $57,052         $5,048
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                  1.97           2.06           2.01(d)        2.00(d)         .20*(d)
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  7.62           6.67           7.07(d)        6.99(d)         .44*(d)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   187.27         204.50         211.24         169.27          18.98*
-----------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.01, $0.01, and $0.02 per share class for the year ended
    March 31, 1998, the year ended March 31, 1997, and the period February 26, 1996(commencement of operations)
    to March 31, 1996, respectively.





Financial highlights
(For a share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------------------
                                                                                                  For the period
Per-share                                                                         Year ended        Feb. 1, 1999+
operating performance                                                               March 31         to March 31
-----------------------------------------------------------------------------------------------------------------
                                                                                        2000           1999
-----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                    $7.66          $7.77
-----------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------
Net investment income                                                                    .56            .03(c)
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                              (.47)          (.05)
-----------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                    .09           (.01)
-----------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------
From net
investment income                                                                       (.56)          (.07)
-----------------------------------------------------------------------------------------------------------------
In excess of
net investment income                                                                   (.03)            --
-----------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                            --           (.02)
-----------------------------------------------------------------------------------------------------------------
In excess of
net realized gain on investments                                                          --             --
-----------------------------------------------------------------------------------------------------------------
From return of capital                                                                  (.02)          (.01)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                                     (.61)          (.10)
-----------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                          $7.14          $7.66
-----------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                  1.29           (.12)*
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                        $5,448         $1,957
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                               1.97            .33*
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                               7.68            .73*
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                187.27         204.50
-----------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.01, $0.01, and $0.02 per share class for the year ended
    March 31, 1998, the year ended March 31, 1997, and the period February 26, 1996(commencement of operations)
    to March 31, 1996, respectively.





Financial highlights
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------------------
                                                                                                  For the period
Per-share                                                                                          Feb. 26, 1996+
operating performance                                     Year ended March 31                        to March 31
-----------------------------------------------------------------------------------------------------------------
                                           2000           1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $7.64          $8.70          $8.34          $8.38          $8.50
-----------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------
Net investment income                       .59            .58(c)         .64(d)         .61(d)         .04(c)(d)
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 (.47)          (.97)           .39           (.03)          (.13)
-----------------------------------------------------------------------------------------------------------------
Total from
investment operations                       .12           (.39)          1.03            .58           (.09)
-----------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------
From net
investment income                          (.59)          (.57)          (.57)          (.60)          (.03)
-----------------------------------------------------------------------------------------------------------------
In excess of
net investment income                      (.03)            --           (.01)            --             --
-----------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                               --           (.02)          (.03)          (.02)            --
-----------------------------------------------------------------------------------------------------------------
In excess of
net realized gain on investments             --             --           (.06)            --             --
-----------------------------------------------------------------------------------------------------------------
Return of capital                          (.02)          (.08)            --             --             --
-----------------------------------------------------------------------------------------------------------------
Total distributions                        (.64)          (.67)          (.67)          (.62)          (.03)
-----------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $7.12          $7.64          $8.70          $8.34          $8.38
-----------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------
Total return at
net asset value  (%)(a)                    1.82          (4.57)         12.76           7.09          (1.41)*
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $7,407         $9,001         $8,771         $5,802           $482
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                  1.47           1.56           1.51(d)        1.50(d)         .14*(d)
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  8.11           7.21           7.57(d)        7.48(d)         .50*(d)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   187.27         204.50         211.24         169.27          18.98*
-----------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.01, $0.01, and $0.02 per share class for the year ended
    March 31, 1998, the year ended March 31, 1997, and the period February 26, 1996(commencement of operations)
    to March 31, 1996, respectively.



Notes to financial statements
March 31, 2000

Note 1
Significant accounting policies

Putnam Strategic Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The fund seeks high current income consistent with the preservation of capital by investing its assets in debt securities of domestic or foreign issuers, including government and corporate obligations. The fund may also invest in preferred stocks, common stocks, and other equity securities, as well as in cash or money market instruments.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon securities is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Swap contracts The fund may engage in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. The fund may enter into equity swap agreements, to manage its exposure to equity markets, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

I) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

J) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

K) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended ended March 31, 2000, the fund had no borrowings against the line of credit.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2000, the fund had a capital loss carryover of approximately $12,209,000 available to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $3,976,000    March 31, 2007
     8,233,000    March 31, 2008

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, organization costs, dividends payable, defaulted bond interest, unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage backed securities, market discount and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended March 31, 2000, the fund reclassified $1,245,994 to increase distributions in excess of net investment income and $132,599 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $1,378,593. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

N) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $46,575. These expenses are being amortized based on projected net asset levels over a five-year period.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended March 31, 2000, fund expenses were reduced by $32,928 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $684 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended March 31, 2000, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $68,949 and $1,743 from the sale of class A and class M shares, respectively, and received $396,869 and $4,098 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended March 31, 2000, Putnam Mutual Funds Corp., acting as underwriter received $3,324 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended March 31, 2000, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $224,060,454 and $216,337,552, respectively. Purchases and sales of U.S. government obligations aggregated
$166,188,482 and $175,576,025, respectively.

Note 4
Capital shares

At March 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                 Year ended March 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,284,630         $31,634,730
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  661,599           4,832,913
---------------------------------------------------------------------------
                                             4,946,229          36,467,643

Shares
repurchased                                 (4,453,722)        (32,602,658)
---------------------------------------------------------------------------
Net increase                                   492,507          $3,864,985
---------------------------------------------------------------------------

                                                 Year ended March 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,713,394         $61,974,962
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  529,306           4,214,619
---------------------------------------------------------------------------
                                             8,242,700          66,189,581

Shares
repurchased                                 (4,527,889)        (35,815,929)
---------------------------------------------------------------------------
Net increase                                 3,714,811         $30,373,652
---------------------------------------------------------------------------

                                                 Year ended March 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,792,496         $42,743,561
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  864,448           6,325,671
---------------------------------------------------------------------------
                                             6,656,944          49,069,232

Shares
repurchased                                 (6,501,068)        (47,600,532)
---------------------------------------------------------------------------
Net increase                                   155,876          $1,468,700
---------------------------------------------------------------------------

                                                 Year ended March 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,357,970         $83,776,294
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  683,889           5,099,725
---------------------------------------------------------------------------
                                            11,041,859          88,876,019

Shares
repurchased                                 (4,583,200)        (36,621,223)
---------------------------------------------------------------------------
Net increase                                 6,458,659         $52,254,796
---------------------------------------------------------------------------

                                                 Year ended March 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    758,131          $5,649,471
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   43,660             318,267
---------------------------------------------------------------------------
                                               801,791           5,967,738

Shares
repurchased                                   (294,530)         (2,148,560)
---------------------------------------------------------------------------
Net increase                                   507,261          $3,819,178
---------------------------------------------------------------------------

                                           For the period February 1, 1999
                                           (commencement of operations) to
                                                            March 31, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    254,964          $1,952,429
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,162               8,902
---------------------------------------------------------------------------
                                               256,126           1,961,331

Shares
repurchased                                       (456)             (3,483)
---------------------------------------------------------------------------
Net increase                                   255,670          $1,957,848
---------------------------------------------------------------------------

                                                 Year ended March 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    374,400          $2,785,979
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   75,447             551,361
---------------------------------------------------------------------------
                                               449,847           3,337,340

Shares
repurchased                                   (587,653)         (4,308,783)
---------------------------------------------------------------------------
Net decrease                                  (137,806)          $(971,443)
---------------------------------------------------------------------------

                                                 Year ended March 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    713,461          $5,813,600
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   69,417             553,147
---------------------------------------------------------------------------
                                               782,878           6,366,747

Shares
repurchased                                   (612,585)         (4,949,186)
---------------------------------------------------------------------------
Net increase                                   170,293          $1,417,561
---------------------------------------------------------------------------


Federal tax information
(Unaudited)

The fund has designated 3.74% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For the year ended March 31, 2000, a portion of the funds distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Edward H. D'Alelio
Vice President

James Prusko
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Strategic Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


AN029-60356  896/2BQ/2BR  5/00